UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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SIGNET JEWELERS LIMITED

(Name of Registrant as Specified In Its Charter)

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Clarendon House

2 Church Street

Hamilton HM11

Bermuda

May 4, 2016

DEAR SHAREHOLDER

It is my pleasure to invite you to the 2016 Annual Meeting of the Shareholders of Signet Jewelers Limited, which will be held on Friday, June 17, 2016 at 11:00 a.m. Atlantic Time, at Elbow Beach, 60 South Shore Road, Paget Parish, PG04, Bermuda.

At the Meeting, you are being asked to vote on the following matters:

•	Election of ten directors to the Board of Directors as listed in the Proxy Statement;

•	Appointment of the Company’s independent registered auditor; and

•	Approval of executive compensation of the named executive officers of the Company as detailed in the Proxy Statement in a non-binding advisory vote (referred to as a “Say-on-Pay” vote).

The Company’s audited financial statements for the fiscal year ended January 30, 2016 (“Fiscal 2016”), as approved by the Board, will be presented at the Meeting.

This year we are again taking advantage of the rules under the Securities Exchange Act of 1934 that allow companies to furnish proxy materials to Shareholders electronically. You will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail or email. You will not receive a printed copy of the proxy materials unless you specifically request one or have previously requested one. The Notice explains how to access and review all of the important information contained in the Proxy Statement, as well as how to submit your proxy electronically or, additionally for US Shareholders, by telephone. If you would like to receive a printed copy of our proxy materials, please follow the instructions for requesting these materials that are included in the Notice. The Notice and form of proxy include instructions on how you can access and review the Notice, Proxy Statement and Annual Report on the Company’s website.

It is important that your shares are represented and voted at the Meeting, regardless of the size of your holdings. Your vote is important.

H. Todd Stitzer

Chairman

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	1

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Friday, June 17, 2016
Time:	11:00 a.m. Atlantic Time
Place:	Elbow Beach
60 South Shore Road, Paget Parish, PG04, Bermuda

Notice is hereby given that the 2016 Annual Meeting of Shareholders (“Meeting”) of Signet Jewelers Limited (the “Company”) will be held at Elbow Beach, 60 South Shore Road, Paget Parish, PG04, Bermuda, on Friday, June 17, 2016 at 11:00 a.m. Atlantic Time, to consider the following items of business:

1.	Election of ten directors to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their respective successors are elected or appointed in accordance with the Bye-laws of the Company.

2.	Appointment of KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual Meeting of Shareholders of the Company and to authorize the Audit Committee to determine its compensation.

3.	Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

In addition, we will consider the transaction of any other business properly brought at the Meeting or any adjournment or postponement thereof.

Each of the proposals to be presented at the Meeting will be voted upon by a poll.

The Company’s audited financial statements for Fiscal 2016 as approved by our Board will be presented at the Meeting.

The Board of Directors has fixed the close of business on April 25, 2016, as the record date for the Meeting. All Shareholders of record at the close of business on that date are entitled to notice of, and to be present and vote at, the Meeting and at any adjournment and continuation thereof.

Attendance at the Meeting will be limited to Shareholders of record, beneficial owners of Company Common Shares entitled to provide instructions to vote at the Meeting having evidence of ownership, proxies and corporate representatives of Shareholders, and invited guests of management. Any person claiming to be an authorized representative of a Shareholder must, upon request, produce written evidence of such authorization.

The Meeting will be conducted pursuant to the Company’s Bye-laws and rules of order prescribed by the Chairman of the Meeting.

By Order of the Board

Mark Jenkins

Chief Governance Officer & Corporate Secretary

May 4, 2016

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 17, 2016. The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and the Annual Report are available at www.signetjewelers.com/shareholders.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE REGISTER YOUR VOTE BY APPOINTING A PROXY ELECTRONICALLY BY INTERNET OR, FOR US SHAREHOLDERS, BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE FORM OF PROXY, OR ALTERNATIVELY MARK, SIGN AND DATE THE FORM OF PROXY IN ACCORDANCE WITH THE INSTRUCTIONS THEREON AND MAIL IT PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING OF SHAREHOLDERS. YOUR PROXY IS REVOCABLE AT ANY TIME BY SENDING WRITTEN NOTICE OF REVOCATION OR BY SUBMISSION OF A PROPERLY EXECUTED PROXY BEARING A LATER DATE TO THE TRANSFER AGENT OR BY VOTING IN PERSON AT THE MEETING.

2	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	3

We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and 2016 Annual Report before you vote.

2016 ANNUAL MEETING OF SHAREHOLDERS

Date and Time:

June 17, 2016, 11:00 a.m., Atlantic Time

Date Proxy Materials Are First Made Available to Shareholders:

May 4, 2016

Place:

Elbow Beach, 60 South Shore Road, Paget Parish, PG04, Bermuda

Record Date:

April 25, 2016

Electronic Voting:

Place your vote by visiting

www.signetjewelers.com/shareholders

CORPORATE GOVERNANCE

Our Corporate Governance Policies Reflect Best Practices

•	Annual election of all directors

•	Independent Chairman of the Board

•	90% of directors are independent

•	Independent Chairman of the Board approves Board meeting agendas

•	Majority voting for director elections

•	Each director attended at least 98% of Board and committee meetings during Fiscal 2016

•	All serving directors attended the 2015 annual meeting of shareholders
•	Executive sessions of independent directors held at each regularly scheduled Board meeting

•	Company policy prohibits pledging and hedging of company stock by directors and employees

•	Executive officer and director stock ownership guidelines

•	Regular Board participation in CEO succession planning

•	Annual Board, Committee and Director evaluations

•	Board Diversity Policy

•	Director Tenure Policy

VOTING MATTERS AND BOARD RECOMMENDATIONS

Management Proposals:	Board’s Recommendation	Page
Election of 10 Director Nominees (Proposal No. 1)	FOR all Director Nominees	8
Appointment of KPMG LLP as Independent Auditors for 2016 until the conclusion of the 2017 Annual Meeting of Shareholders (Proposal No. 2)	FOR	12
Approval on a Non-Binding, Advisory Basis, of the Named Executive Officer (“NEO”) Compensation (Proposal No. 3)	FOR	13

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EXECUTIVE COMPENSATION PROGRAMS

Our Executive Compensation Programs are Designed to Attract and Retain Talent and Align the Interests of Our Executives with Our Shareholders by Paying for Performance

Our compensation philosophy is to provide market-competitive programs, with pay directly linked to the achievement of short- and long-term business results.

The Compensation Committee has a practice of reviewing the program components, targets and payouts on an annual basis, to assess the strength of our pay for performance alignment. Our performance is evaluated against short-term goals that support the Company’s long-term business strategy and long-term goals that measure the creation of long-term shareholder value.

Our Executive Compensation Programs Incorporate Strong Governance Features

•	Compensation Committee assesses the pay and performance alignment of our incentive plans

•	Long-term and short-term awards are performance-based

•	No single-trigger cash payments on change of control and equity awards require a qualified termination after the change of control to vest, unless assumed or replaced
•	Clawback policy in place for all NEOs

•	Stock ownership guidelines for NEOs and independent directors

•	The Compensation Committee has engaged an independent compensation consultant

•	Limited perquisites

•	No excise tax or income tax gross-ups

The Company received strong shareholder support for the executive compensation program in place during the fiscal year ended January 31, 2015 (“Fiscal 2015”) with 98.5% of votes cast approving our advisory resolution in June 2015. As in prior years, the Committee considered this input from our shareholders as well as input from other stakeholders as part of its annual review of the executive compensation program. Following this review and based on the Committee’s assessment of the program, the Compensation Committee continued to apply the same principles in determining the amounts and types of executive compensation for Fiscal 2016.

Please see the Compensation Discussion and Analysis section beginning on page 25 of this Proxy Statement for a detailed description of our executive compensation.

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	5

SHAREHOLDERS WHO BENEFICIALLY OWN AT LEAST FIVE PERCENT OF THE COMMON SHARES

The following table shows all persons who were known to us to be beneficial owners (determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of more than five percent of the Common Shares as of April 25, 2016.

This table is based upon reports filed with the United

States Securities and Exchange Commission (the “SEC”). Copies of these reports are publicly available from the SEC on its website, www.sec.gov.

Name and address of beneficial holder	% of Class	Number of shares	Nature of holding
The Vanguard Group Inc., 100 Vanguard Boulevard, Malvern, PA 19355, USA	8.36%	6,655,338	(1)
Select Equity Group LP, 380 Lafayette Street, 6th Floor, New York, NY 10003, USA	7.5%	5,983,096	(2)
Corvex Management LP, 667 Madison Avenue, New York, NY 10065, USA	7.1%	5,629,153	(3)
BlackRock, Inc., 55 East 52nd Street, New York, NY 10055, USA	5.5%	4,394,100	(4)

None of the Company’s Common Shares entitle the holder to any preferential voting rights.

(1)

Based upon a Schedule 13G/A filed on February 11, 2016, The Vanguard Group Inc. (“Vanguard”) reported beneficial ownership of 6,655,338 shares as follows: sole voting power—147,108 shares, sole dispositive power—6,500,030 shares and shared dispositive power—155,308 shares. Vanguard reported that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 124,608 shares as a result of its serving as investment manager of collective trust accounts, and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 53,200 shares as a result of its serving as investment manager of Australian investment offerings.

(2)

Based upon a Schedule 13G filed on February 16, 2016, Select Equity Group LP reported shared voting and shared disposition power over 5,983,096 shares and that it may be deemed to be the beneficial owner of such shares owned by various persons, who have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares.

(3)

Based upon a Schedule 13D filed on January 4, 2016, Corvex Management LP (“Corvex”) reported sole voting power and sole dispositive power over 5,629,153 shares, and may be deemed to be the beneficial owner of such shares. By virtue of his position as control person of the general partner of Corvex, Keith Meister may be considered to beneficially own such shares.

(4)

Based upon a Schedule 13G/A filed on February 10, 2016, BlackRock Inc. reported sole voting power over 3,732,119 shares, shared voting power over 11,737 shares and sole dispositive power over 4,382,363 shares and that it may be deemed to be the beneficial owner of such shares owned by various persons, who have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares.

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OWNERSHIP BY DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The following table shows the number of Common Shares of the Company beneficially owned (determined in accordance with Rule 13d-3 of the Exchange Act) as of April 25, 2016 by each current Director, each executive officer named in the Summary

Compensation Table, and all of the Company’s executive officers and Directors as a group:

Name of beneficial owner	Common Shares(1)	Shares that may be acquired upon exercise of options within 60 days(2)	Total (3)
H. Todd Stitzer(4)	7,372		7,372
Mark Light(4)(6)	86,854	12,137	98,991
Virginia Drosos(4)	6,086		6,086
Dale Hilpert(4)	14,355		14,355
Helen McCluskey(4)	3,495		3,495
Marianne Miller Parrs(4)	17,830		17,830
Thomas Plaskett(4)	14,410		14,410
Robert Stack(4)	3,309		3,309
Eugenia Ulasewicz(4)	3,309		3,309
Russell Walls(4)	11,483		11,483
Steven Becker(5)	13,972		13,972
Edward Hrabak(5)	16,385		16,385
George Murray(5)	12,809		12,809
Michele Santana(5)	13,940		13,940
All Executive Officers and Directors as a group (20 persons)	271,834	12,137	283,971

(1)	No shares are pledged as security and all are owned directly apart from Steven Becker who holds 6,452 shares indirectly in a trust in his spouse’s name.

(2)	Shares issuable upon the exercise of vested stock options and/or settlement of restricted stock units.

(3)	All holdings represent less than 1% of the class outstanding.

(4)	Director.

(5)	Executive officer.

(6)	Chief Executive Officer.

See Compensation Discussion and Analysis and Director Compensation below for a discussion of the Company’s Common Share ownership policies applicable to executive officers and Directors, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s Directors, executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership. Executive officers, Directors and such security holders are required by SEC regulation to furnish the Company with copies of all such forms which they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and information provided by the reporting persons, all of its Directors and executive officers filed the required reports on a timely basis during Fiscal 2016.

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	7

Proposal 1: Election of Ten Directors (Item 1 on the Proxy Card)

Shareholders will be asked to consider ten nominees for election to our Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected. Each of our current Directors standing for election has the endorsement of the Board and the Nomination and Corporate Governance Committee.

NOMINEES FOR DIRECTORS

Set forth below is biographical information concerning each of our nominees for Director of the Company. An asterisk indicates an Independent Director who satisfies the definitions of independence and has been affirmatively determined by the Board as being independent in accordance with the New York Stock Exchange (“NYSE”) Listing Standards.

H. TODD STITZER*	Private Directorships:	Former Directorships Held:
Age: 64 Director Since: January 2012	• Massachusetts Mutual Life Insurance Company	• Diageo plc (June 2013)

H. Todd Stitzer has been Chairman of Signet since June 2012. Mr. Stitzer is a Director of privately held Massachusetts Mutual Life Insurance Company and a member of the advisory board of Hamlin Capital Management, a privately held investment advisory firm. Prior to this, Mr. Stitzer was, until its acquisition by Kraft, Inc. in 2010, the Chief Executive Officer of Cadbury plc (previously Cadbury Schweppes plc). Having joined that company in 1983 as Assistant General Counsel for North America, he later moved into strategic planning, marketing and sales roles. Mr. Stitzer became CEO of Cadbury plc’s wholly-owned subsidiary, Dr Pepper/7 Up Inc., in 1997 and then of Cadbury plc in 2003. Mr. Stitzer practiced as an attorney with Lord, Day & Lord, was a director of publicly held Diageo plc between 2004 and June 2013, and was a member of the advisory committee to the board of Virgin Group Holdings Ltd between 2010 and 2014. It was on the basis of his proven leadership skills and ability to Chair the Board that the Board concluded that Mr. Stitzer should continue to serve on the Board.

VIRGINIA DROSOS*	Public Directorships:	Private Directorships:
Age: 53 Director Since: July 2012	• American Financial Group, Inc.	• Assurex Health

Virginia “Gina” Drosos is President, CEO and a Director of Assurex Health and a Director of American Financial Group Inc. Prior to this, Ms. Drosos was Group President of the Procter & Gamble Company until September 2012. During her 25 year career at Procter & Gamble, Ms. Drosos held positions of increasing responsibility. In her role as Group President, Ms. Drosos had responsibility for a $6 billion business unit’s operations, P&L, strategy, innovation and long-term business development. With her broad background in strategic, business and financial planning and operations, Ms. Drosos brings valuable skills and insights to the Company. She has expertise in branding, marketing, global operations and business expansions into new geographies. The Board has concluded that Ms. Drosos should continue to serve on the Board for these reasons.

DALE HILPERT*	Former Directorships Held:
Age: 73 Director Since: September 2003	• ANN INC. (August 2015)

Dale Hilpert was Chief Executive Officer of Williams-Sonoma, Inc. from April 2001 until his retirement in January 2003. Prior to this he was Chairman and Chief Executive Officer of Foot Locker, Inc. which he joined as President and Chief Operating Officer in 1995. Mr. Hilpert was a Director of ANN INC. until it was acquired by Ascena Retail Group in August 2015. Mr. Hilpert was asked to join the Board in order that it might benefit from his general management and retail specific skills. The Board has concluded that Mr. Hilpert should continue to serve on the Board for these reasons.

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MARK LIGHT	Public Directorships:
Age: 54 Director Since: November 2014	• Regis Corp.

Mark Light was appointed Chief Executive Officer and a Director of the Company on November 1, 2014. Mr. Light has held senior leadership positions with Signet and its Sterling Jewelers Division for over 25 years, having previously been President and Chief Operating Officer of Signet and Chief Executive Officer of the Sterling Jewelers Division since 2006. Mr. Light also serves on the Board of Regis Corporation. Mr. Light has broad and deep knowledge of Signet’s business and the jewelry industry. As Chief Executive Officer, he has extensive knowledge of Signet’s operations, broad retail skill set and substantial leadership experience. The Board has concluded that Mr. Light should continue to serve on the Board for these reasons.

HELEN MCCLUSKEY*	Public Directorships:	Former Directorships Held:
Age: 61 Director Since: August 2013	• Dean Foods Company • Avon Products, Inc.	• PVH Corporation (June 2014) • The Warnaco Group, Inc. (February 2013)

Helen McCluskey was appointed as a Director of Dean Foods Company in November 2015 and Avon Inc in July 2014. Prior to this, she was President and CEO of The Warnaco Group, Inc. until its 2013 acquisition by PVH Corporation. Ms. McCluskey joined Warnaco as Group President, Intimate Apparel in 2004, and her responsibilities continued to increase, becoming Chief Operating Officer in 2010, and President and Chief Executive Officer in 2012. Prior to joining Warnaco, Ms. McCluskey held various positions of increasing responsibility with Firestone Tire & Rubber Company (1977-1983), Playtex Apparel, Inc (1983-2001) (which was acquired by Sara Lee Corporation in 1991) and Liz Claiborne Inc. (now Fifth & Pacific Companies Inc.) (2001-2004). Ms. McCluskey served as an Independent Director of PVH Corporation until June 2014, which position she assumed following the merger with Warnaco in February 2013. With Ms. McCluskey’s broad background in strategy, business planning and operations, she brings valuable skills and insight to the Company. The Board has concluded that Ms. McCluskey should continue to serve on the Board for these reasons.

MARIANNE MILLER PARRS*	Public Directorships:
Age: 72 Director Since: October 2008	• Stanley Black & Decker, Inc. (previously The Stanley Works Inc.) • CIT Group Inc.

Marianne Miller Parrs is a Director of Stanley Black & Decker, Inc. (previously The Stanley Works Inc.) and CIT Group Inc. She retired in 2007 as Executive Vice President and Chief Financial Officer of International Paper Company having joined in 1974 as a Pension Trust Investment Manager and holding a number of positions before first being appointed Senior Vice President and Chief Financial Officer in 1995. She held this position until 1999 when she was appointed Executive Vice President with responsibility for Information Technology, Global Sourcing, Global Supply Chain and Investor Relations. She held this role for six years and she was also reappointed Chief Financial Officer in 2005. Previously Ms. Parrs was a Security Analyst at a number of firms including Merrill Lynch. The Board considered it necessary to recruit to the Board a Director with substantial US financial reporting experience. The Board has concluded that Ms. Parrs should continue to serve on the Board for these reasons.

THOMAS PLASKETT*	Former Directorships Held:
Age: 72 Director Since: October 2008	• Alcon Laboratories, Inc. (May 2011) • RadioShack Corporation (November 2013)

Thomas Plaskett has been Chairman of Fox Run Capital Associates, a private consulting firm focusing on financial advisory and corporate governance services for emerging companies, since 1991. From 1999 until 2000 he served as the Chairman, President and Chief Executive Officer of Probex Corp, an energy technology company. He also served as Vice Chairman of Legend Airlines, from 1997 until 2001. Mr. Plaskett served as Interim President, Chief Executive Officer, and Acting Chief Financial Officer of Greyhound Lines for two years before becoming Chairman from 1995 until 1999, when the company was sold. Previously, he was Chairman, President and Chief Executive Officer of Pan Am Corporation from 1988 until 1991. Prior to that, Mr. Plaskett was President and Chief Executive Officer of Continental Airlines from 1986 to 1987. Mr. Plaskett also held several senior management positions at

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	9

American Airlines and AMR Company between 1974 and 1986. Mr. Plaskett served as a Director of Alcon Laboratories Inc. and RadioShack Corporation until May 2011 and November 2013 respectively. Mr. Plaskett joined the Board as his considerable general management skills were considered to be an enhancement to the overall efficiency and effectiveness of the Board. The Board has concluded that Mr. Plaskett should continue to serve on the Board for these reasons.

ROBERT STACK*	Public Directorships:	Former Directorships Held:
Age: 65 Director Since: September 2013	• IMI plc	• Sainsbury plc (July 2012)

Robert Stack has been a Director of publicly held IMI plc since 2008. Prior to this, Mr. Stack was Global Head of Human Resources for Cadbury plc (formerly Cadbury Schweppes plc) until his retirement in 2008, having joined Cadbury in 1990 as Vice President, Human Resources, Cadbury Schweppes global beverages unit. On becoming Global Head of Human Resources in 1996, he also joined the Board of Directors as an Executive Director where he led the recruitment of senior executives as well as board members and was also responsible for corporate communications and external affairs globally. Mr. Stack held positions of increasing responsibility with Bristol-Myers Company (1972-1980), and Primerica Corporation (formerly American Can Company) (1980-1990), and was a Director of publicly held J. Sainsbury plc from 2005 to 2012. Mr. Stack has extensive general management and human resources knowledge which enhances the overall effectiveness of the Board. The Board has concluded that Mr. Stack should continue to serve on the Board for these reasons.

EUGENIA ULASEWICZ*	Public Directorships:
Age: 62 Director Since: September 2013	• Bunzl plc • Vince Holding Corp.

Eugenia Ulasewicz is a Director of Bunzl plc and Vince Holding Corp. She was President of Burberry Group plc’s American division, responsible for the US, Canada, Latin America, Central and South America until her retirement in March 2013. Ms. Ulasewicz joined Burberry in 1998 and became a member of its executive committee in 2006. Ms. Ulasewicz has held positions of increasing responsibility with Bloomingdales, a division of Macy’s Inc. (formerly Federated Department Stores, Inc.) (1975-1991), Galeries Lafayette (1991-1993) and Saks, Inc. (1993-1998). She has expertise in retail, branding, marketing, omni-channel, global operations and general management that provides valuable skills and insights to the Company. The Board has concluded that Ms. Ulasewicz should continue to serve on the Board for these reasons.

RUSSELL WALLS*	Public Directorships:	Private Directorships:	Former Directorships Held:
Age: 72 Director Since: August 2002	• Biocon Limited • Mytrah Energy Limited	• Aviva Life & Pensions UK Limited	• Aviva plc (May 2013)
• Aviva Italia Holding S.p.A.

Russell Walls is a Director of Biocon Limited, Mytrah Energy Limited, Aviva Italia Holding S.p.A., and Chairman of Aviva Life & Pensions UK Limited. He was the Group Finance Director of BAA plc until his retirement in 2002 and was an Independent Director of Aviva plc until May 2013. He is a Fellow of the Association of Chartered Certified Accountants. The Board considers Mr. Walls to have considerable experience as a financial manager and as such has developed financial knowledge considered to be of significant benefit to its efficiency and effectiveness. The Board has concluded that Mr. Walls should continue to serve on the Board for these reasons.

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SUMMARY OF DIRECTOR QUALIFICATIONS AND EXPERIENCE

The following table provides a summary of each Director nominee’s specific skills, knowledge and experience. Individuals may possess other valuable skills, knowledge and experience even though they are not indicated below:

The Board and Nomination and Corporate Governance Committee believe that all Director nominees are highly qualified and should be re-elected at the upcoming Annual Meeting. As the table and directors’ biographies above show, the Directors have significant experience and expertise that qualifies them to serve on the Board and collectively contribute to the effectiveness of the Board.

Our Corporate Governance guidelines require that independent directors constitute a majority of the Board of Directors. In addition, our tenure policy requires each independent director to retire following the earlier of his or her (i) 15th anniversary of service or (ii) 75th birthday. The following summarizes the independence and tenure of our Director nominees:

No Director is or was the subject of legal proceedings that are required to be disclosed pursuant to SEC rules.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	11

Proposal 2: Appointment of Independent Auditor (Item 2 on the Proxy Card)

Proposal 2 is to appoint KPMG LLP (“KPMG”) as independent auditor to the Company until the end of the next Annual Meeting of Shareholders and to authorize the Audit Committee of the Board to determine its compensation.

The Audit Committee has recommended KPMG, the US member firm of KPMG International, as the independent registered public accounting firm to audit the Company’s financial statements and effectiveness of internal control over financial reporting of the Company until the end of the Company’s Annual Meeting of Shareholders in 2017. While the Shareholders are required to appoint the independent auditor pursuant to Bermuda law, the Audit Committee is responsible for recommending which independent auditors should be appointed.

A representative of KPMG will be in attendance at the Annual Meeting of Shareholders to respond to appropriate questions raised by Shareholders and will be afforded the opportunity to make a statement at the Meeting, if he or she desires to do so.

FEES AND SERVICES OF KPMG

The Audit Committee has adopted a policy requiring advance approval of the Company’s independent registered public accounting firm’s fees and services by the Audit Committee. The Audit Committee reviews all approved services and fees at subsequent meetings. This policy also prohibits the Company’s independent registered public accounting firm from performing certain non-audit services for the Company including: (i) bookkeeping, (ii) systems design and implementation, (iii) appraisals or valuations, (iv) actuarial services, (v) internal audit, (vi) management or human resources services, (vii) investment advice or investment banking, (viii) legal services and (ix) expert services unrelated to the audit. All fees paid by the Company to KPMG for Fiscal 2016 and Fiscal 2015 as shown in the table below were approved by the Audit Committee pursuant to this policy.

The following table presents fees for professional audit services provided by KPMG for Fiscal 2016 and Fiscal 2015 for their respective audits of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting for Fiscal 2016 and Fiscal 2015, and for their respective reviews of the Company’s unaudited condensed consolidated interim financial statements. This table also reflects fees for other services rendered by KPMG during Fiscal 2016 and Fiscal 2015.

	Fiscal 2016 $million	Fiscal 2015 $million
Audit Fees	3.7	3.9
Audit-Related Fees(1)	0.2	1.2
Tax Fees(2)	0.5	0.6
All Other Fees(3)	—	—
Total Fees	4.4	5.7

(1)	Audit-related fees consisted principally of assurance-related services that are reasonably related to the performance of the audit or review of financial statements.

(2)	Tax fees consisted principally of professional services rendered for tax compliance and advisory services.

(3)	All other fees consisted of other advisory services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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Proposal 3: Vote to Approve, on a Non-Binding Advisory Basis, the Compensation of Named Executive Officers as Disclosed in the Proxy Statement (Item 3 on the Proxy Card)

Shareholders are being asked to vote, on a non-binding advisory basis, on the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis (“CDA”), the Fiscal 2016 Summary Compensation Table and related tables and narrative discussion contained in this Proxy Statement.

EXPLANATION

Our Board of Directors recognizes the interest our Shareholders have in the compensation of our executives. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are providing our Shareholders with the opportunity to cast a vote, on a non-binding advisory basis, on the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC as set forth in this Proxy Statement (also referred to as “Say-on-Pay”).

As described in our CDA, Signet’s compensation philosophy is to deliver competitive total compensation for achieving annual and long-term financial goals that will attract, motivate and retain leaders who will drive the creation of Shareholder value. Total compensation is targeted at approximately the median of a custom group of comparator companies.

The Compensation Committee believes that our executive compensation programs, executive officer pay levels and individual pay actions approved for our executive officers, including our named executive officers, directly align with our executive compensation philosophy, fully support its goals and provide an appropriate balance between risk and incentives. (Shareholders are urged to read the CDA section of this Proxy Statement, which discusses in greater detail how our compensation policies and procedures implement our executive compensation philosophy, as well as the compensation tables and narrative discussion.)

We are asking our Shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our Shareholders to vote FOR the following resolution at the Annual Meeting of Shareholders:

“RESOLVED, that the compensation paid to Signet’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Shareholders should note that the vote is advisory and not binding on the Company and its Board of Directors or Compensation Committee. Our Board of Directors and Compensation Committee value the opinion of our Shareholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in our Proxy Statement, we will consider our Shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	13

The Role of the Board

The Board is currently comprised of ten members. The Board’s prime objective is the sustainable enhancement of business performance and Shareholder value. It is responsible for determining all major policies, ensuring that effective strategies and management are in place, assessing Signet’s performance and that of its senior management, reviewing the systems of internal control and providing oversight in relation to policy relating to social, ethical, environmental and other matters.

SEPARATE AND INDEPENDENT CHAIRMAN

The Company has a Chairman of the Board who is separate from its Chief Executive Officer and whom the Board has determined to be independent under the NYSE Listing Standards. The Board considers it to be important for its effectiveness and efficiency to maintain a clear division of responsibilities between the leadership of the Board and the executive responsible for the day to day operations of the Company’s business; therefore the Board has determined that separating roles of Chairman and Chief Executive Officer is in the best interests of the Company at the present time.

The division of responsibilities between the Chairman and the Chief Executive Officer has been specifically determined by the Board.

CHAIRMAN

In summary, the Chairman is responsible for:

•

effective running of the Board, including working with the Nomination and Corporate Governance Committee to evaluate the performance of the Board, its committees and individual Directors, and the Board’s compliance with corporate governance requirements and best practices;

•

consulting with and advising executive management about planned presentations to the Board, involving but not limited to, topics of longer term strategy, medium term plans, annual budgeting or, at his discretion, any other significant matters;

•	consulting with and advising the Chief Executive Officer on contemplated executive management personnel selections, organizational alignment and responsibilities, and compensation recommendations;
•	maintaining contact with major Shareholders to understand directly their issues and concerns;

•	keeping the other independent Directors appropriately informed of developments within the business and Shareholders’ attitude toward the Company; and

•	safeguarding Signet’s reputation, and representing it both internally and externally.

CHIEF EXECUTIVE OFFICER

In summary the Chief Executive Officer is responsible for:

•	providing the executive leadership of the business;

•	developing and presenting to the Board, strategy, medium term plans and annual budgets and within this framework, the performance of the business;

•	complying with legal and corporate governance requirements, together with the social, ethical and environmental principles of Signet; and

•	making recommendations on the appointment and compensation of senior executive officers, and management development and succession planning.

EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS

Independent Directors meet regularly in executive session without management participation. At those meetings the Chairman presides. In addition, at least once per year the independent Directors, excluding the Chairman, meet separately in executive session to consider the independent Chairman’s performance. At those meetings, the Chairman of the Nomination and Corporate Governance Committee presides.

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INDEPENDENT DIRECTORS CONSTITUTE A MAJORITY OF THE BOARD

The Board currently comprises one executive Director and nine independent Directors including the Chairman. The Board has affirmatively determined that each of the following Directors is “independent” under the NYSE Listing Standards: Todd Stitzer, Virginia Drosos, Dale Hilpert, Helen McCluskey, Marianne Miller Parrs, Thomas Plaskett, Robert Stack, Eugenia Ulasewicz and Russell Walls. In considering “independence” the Board considers any commercial, consulting, legal, accounting, charitable or any other business or non-business relationships that a Director or his or her immediate family may have with the Company. No such relationship exists for any of the independent Directors.

BOARD DIVERSITY POLICY

The Board Diversity Policy provides that in reviewing and assessing Board composition, the Nomination and Corporate Governance Committee will consider diversity of skills, industrial experience, background, ethnicity, gender and other qualities in order to maintain an appropriate range and balance of skills, experience and background on the Board. The Nomination and Corporate Governance Committee will monitor and review the Board Diversity Policy and its effectiveness on an annual basis and report to the Board with respect to any proposed amendments. The Board Diversity Policy may be downloaded from www.signetjewelers.com.

DIRECTOR TENURE POLICY

The Board adopted a Director Tenure Policy, pursuant to which each Independent Director must not stand for re-election to the Board at the next annual meeting of Shareholders following the earlier of his or her: (i) fifteenth anniversary of service on the Board, or (ii) seventy-fifth birthday, unless the Board in its absolute discretion determines that it is in the best interests of the Company and its shareholders to nominate the Director for election to serve for an additional period of time. The Director Tenure Policy may be downloaded from www.signetjewelers.com.

BOARD SELF-EVALUATION

The Corporate Governance Guidelines provide that the Directors will conduct an annual evaluation of the workings and efficiency of the Board, its committees and individual Directors to ensure that each Director continues to contribute effectively and demonstrates commitment to his or her responsibilities as a Director, and to help assess the future development needs of the Board and the Directors. As part of the annual Board self-evaluation, the Chairman of the Board will consider the balance of skills, experience, independence and knowledge of the Board, while ensuring diverse representation as described in the Board Diversity Policy.

DIRECTOR ATTENDANCE AT THE ANNUAL MEETING OF SHAREHOLDERS

All of the Directors are required to attend the Annual Meeting of Shareholders. The Board schedules a Board meeting on the date of the Annual Meeting of Shareholders to facilitate attendance at the Annual Meeting of Shareholders by the Directors. All of the Directors who were in office at the time attended the Annual Meeting of Shareholders held in June 2015.

MEETINGS AND ATTENDANCE DURING FISCAL 2016

In Fiscal 2016, the Board met seven times (including meetings by telephone). All incumbent Directors attended at least 98% of the aggregate number of meetings of the Board and those Board committees on which they served during their period of service in Fiscal 2016.

COMMUNICATION WITH DIRECTORS

Any Shareholder or member of the public who wishes to send communications to the Board of Directors, the Chairman or any other individual Director may do so in writing, addressed to Mark Jenkins, Chief Governance Officer & Corporate Secretary, c/o Signet Group Services Limited, at 110 Cannon Street, London EC4N 6EU, UK. All such communications will be reviewed promptly by the Corporate Secretary and, where considered appropriate, sent to the Director(s) or Committee Chair with a copy to the Chairman.

TRANSACTIONS WITH RELATED PERSONS

The Board has adopted written policies and procedures for the review, approval or ratification of transactions in which the Company participates and in which any Director or executive officer, any nominee for election as a Director, or any five percent beneficial owner of the Company’s voting securities, or any immediate family member of such an officer, Director or nominee or security holder (each, a “related person”), has a

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	15

direct or indirect material interest. In determining whether to approve or ratify any such transaction, the Board, on the recommendation of the Nomination and Corporate Governance Committee and/or the Audit Committee (dependent upon the nature of the transaction), would consider whether, based on the specific facts and circumstances of the transaction, such a transaction would be in the best interests of the Company. Any transaction considered to jeopardize the independence of the Director, be contrary to law or regulation, or potentially create or give the appearance of a conflict of interest (also required to be avoided pursuant to the Code of Ethics for Senior Officers and the Code of Conduct) would be prohibited.

Since the beginning of Fiscal 2016, the Company has not participated in any transaction or currently proposed transaction in which a related person had or will have a direct or indirect material interest.

RISK MANAGEMENT AND ROLE OF THE BOARD IN RISK OVERSIGHT

The identification of major business risks is carried out in conjunction with operational management and appropriate steps are taken to monitor and mitigate risks. The Signet Senior Vice President, Internal Audit & Enterprise Risk Management (“SVPIA”) co-ordinates the collection of risk management information and is responsible for assessing Signet’s day to day risk management processes and internal control structure, ensuring such processes satisfy the applicable standards at both business function and corporate levels. The findings are reported to the Audit Committee.

The Risk Committee (the “RC”), which is chaired by the SVPIA has a written charter approved by the Board; its members include the Chief Executive Officer, Chief Financial Officer, the Signet Controller, Chief Legal, Risk & Corporate Affairs Officer, the Chief Strategy Officer, the Executive Vice President of Finance, UK Finance Director and the Senior Vice President, Finance. The RC meets at least four times a year and reviews Signet’s risk management processes, the consolidated principal risks identified by the Company, emerging issues and new regulations. The SVPIA and the Chair of the Audit Committee meet periodically to discuss key matters arising from Signet’s risk management process and as appropriate, reports are made to the Board. Risk and control committees also have been established at both business function and corporate levels. The risk and control committees at the operational level are chaired by the Chief Operating Officer or the Managing Director for the UK business, respectively, and the risk and control committee at the corporate level is chaired by the Chief Financial Officer. The RC and each risk and control committee has a written charter and requires participation by the executive management teams. The SVPIA attends all business function and corporate risk and control committee meetings to provide a consistent approach and additional review.

In its role in providing oversight of risk management, the Board will: annually agree on the prioritized risks impacting the Company and the Board’s associated responsibilities reviewing them on a quarterly basis; periodically invite business heads, to present to the Board their prioritized risks impacting the Company and strategies for risk mitigation; and review Signet’s internal controls and risk governance framework and developments thereof. In addition, on a periodic basis, the Board reviews risk and internal audit updates provided by the Chair of the Audit Committee and on a quarterly basis, it reviews and discusses reports provided by the SVPIA, on functional risk management activity.

COMPENSATION POLICIES AND RISK TAKING

Policies and Risk Taking

The Compensation Committee has evaluated the Company’s policies and practices of compensating its employees and has determined that they are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee has reached this conclusion based in part on a review conducted by its independent consultant that analyzed the Company’s compensation policies and practices for all employees, including executive officers. The Compensation Committee noted several aspects of the compensation programs that reduce the likelihood of excessive risk-taking:

•	Compensation for the executive officers is a mix of fixed and variable awards, with share-based compensation that vests in accordance with both time and performance-based criteria;

16	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

•

The executive officer annual incentive program is predominantly based on adjusted operating income, which the Committee believes is closely tied to the creation of long-term shareholder value. Performance targets for executive officers, which are reviewed and approved by the Compensation Committee, are set in advance and potential payouts are stress tested to ensure a reasonable sharing of value created between management and Shareholders. Financial performance is audited by Signet’s external auditors before amounts are paid out under the annual incentive program;

•

The combination of annually granted restricted stock and performance restricted share units (performance RSUs) that vest over 3-year overlapping vesting periods. This approach addresses longer “tail” risks as participants remain exposed to the risks associated with their decisions through their ongoing unvested awards;

•	Awarding long-term incentives in the form of whole share awards (instead of options) drives long-term share value creation, rather than rewards share price volatility;

•	The Chief Executive Officer and other executive officers, including all named executive officers are subject to share ownership requirements;

•	The Company prohibits hedging of, and speculation in, Signet shares by employees or Directors;

•

The Company has a clawback policy that applies to all employees who receive incentive awards and to all short-and long-term incentives. Certain repayment obligations may be triggered if there is a material restatement of the financial statements. Similarly in the interest of fairness, should a restatement result in an under payment of incentive compensation, the Company will make up any difference; and

•

The Compensation Committee is comprised entirely of independent Directors and has engaged an independent consultant to review the risks associated with its compensation programs; it reviews the payouts under the annual incentive program, and it regularly benchmarks executive compensation against a carefully constructed and regularly reviewed peer group.

INTERNAL CONTROLS

The internal control system is designed to safeguard Shareholders’ investments and Signet’s assets, both tangible and intangible, including the reputation of Signet with its various stakeholders. Procedures are in place to ensure the maintenance of proper accounting records, the reliability of the financial information used within the business or for publication and the determination of disclosure obligations. These procedures also cover public disclosure on a timely basis of certain information to the investment markets. Signet’s internal controls are designed to manage rather than wholly eliminate certain risks of failure to achieve business objectives and can provide only reasonable, not absolute, assurance against material misstatement or loss.

Signet’s disclosure controls and procedures are designed to help ensure that processes and procedures for information management are in place at all levels of Signet and are designed to enable Signet to make timely, appropriate and accurate public disclosures. The disclosure controls and procedures aim to provide reasonable assurance that any information disclosed by Signet is recorded, processed, summarized and reported appropriately and on a consistent basis. The procedures are also designed to provide reasonable assurance that information is accumulated and communicated to management as appropriate to allow timely decisions to be made regarding required disclosure. Signet’s Disclosure Control Committee has a written charter and consults with Signet’s external advisers and auditor, as necessary. The activities and findings of the Disclosure Control Committee are reported to the Audit Committee and are subject to periodic internal audit review.

Key procedures designed to provide effective internal controls are:

•

Control environment—control is exercised through an organizational structure with clearly defined levels of responsibility and authority together with appropriate reporting procedures, particularly with respect to financial information, capital expenditure, investment, granting of guarantees and the use of treasury products, as well as health, safety, environmental and customer service issues;

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	17

•

Reporting and information systems—Signet has a comprehensive budgeting system with an annual budget and strategic plan approved by the Board. Reported monthly financial results and balance sheets include the corresponding figures for the budget or revised forecast and for the previous year. Any significant variances are examined by operating management and discussed with senior management, with action being taken as appropriate. The senior executives regularly report to the Board on the development of the business, the competitive environment and any material breaches of procedure. These mechanisms, are designed to continually monitor Signet’s performance, identify risks in a timely manner, and evaluate the implications of the information;

•

Control procedures—Signet maintains documented financial and operating controls as well as procedures appropriate to its own business environment and in conformity with Company guidelines. Signet has an internal audit function which primarily reviews the processes in the store operations but also reviews central service functions. The work of internal audit is monitored by senior executives, and/or Signet management, the RC and the Audit Committee. The SVPIA reports to the Audit Committee and Signet’s Chief Legal, Risk & Corporate Affairs Officer; and

•

Reviews of effectiveness—the Board, in addition to receiving summaries of the RC reports, annually reviews the effectiveness of the internal controls system on the basis of a report from, and the recommendation of, the Audit Committee. Signet’s Disclosure Control Committee reports to the Audit Committee on a quarterly basis as to the effectiveness of the disclosure controls and procedures.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF CONDUCT AND ETHICS

The Company has adopted corporate governance guidelines that address a number of corporate governance matters in accordance with NYSE listing rules and are available at www.signetjewelers.com/guidelines. The Company strives to act in accordance with the laws and customs of each country in which it operates; to adopt proper standards of business practice and procedure; to operate with integrity; and to observe and respect the culture of each country in which it operates. To that end, Signet has adopted a statement of social, ethical and environmental principles and supporting policies applicable to all officers and employees of the Company. In addition, Signet has a policy on business integrity, as well as more detailed guidance and regulations as part of Signet’s staff orientation, training and operational procedures. These policies include a code of business conduct and ethics that is applicable to all directors, officers and employees as required by NYSE listing rules, as well as a Code of Ethics for the Chairman, CEO, Directors and senior officers. Copies of these codes are available from www.signetjewelers.com/ethics.

BOARD COMMITTEES

Certain matters are delegated to Board Committees, each with a written charter setting forth each committee’s purpose, procedures, responsibilities and powers. The principal committees are the Audit, Compensation, Nomination and Corporate Governance and Corporate Social Responsibility Committees. The composition of each Board Committee is set out below and the Corporate Secretary acts as secretary to each Committee. Each of the Board Committees acts in accordance with its charter, as adopted by the Board, which is reviewed annually and is available on request from the Corporate Secretary and may be downloaded from www.signetjewelers.com.

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The composition of the Board Committees, all members of which are independent under the NYSE Listing Standards, are listed below:

	Audit Committee	Compensation Committee	Nomination & Corporate Governance Committee	Corporate Social Responsibility Committee
H. Todd Stitzer
Virginia Drosos		●	●
Dale Hilpert	●			C
Helen McCluskey	●		●
Marianne Miller Parrs	C			●
Thomas Plaskett		C	●
Robert Stack		●		●
Eugenia Ulasewicz		●		●
Russell Walls	●		C

AUDIT COMMITTEE

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s financial matters.

All of the members of the Audit Committee have significant financial experience as a result of senior executive positions held in other companies. The Audit Committee met nine times in Fiscal 2016.

The Board has determined that all members of the Audit Committee are financially literate, and that Ms. Parrs is an “audit committee financial expert” within the meaning of SEC regulations.

The Audit Committee’s responsibilities include:

•	reviewing Signet’s financial statements, related audit findings and earnings releases, and reviewing its accounting policies;

•

recommending for appointment or termination by Shareholders of the Company’s independent registered public accounting firm, providing oversight of such firm, reviewing the quality-control procedures, independence and performance of such firm and evaluating its proposed audit scope, and fee arrangements;

•	approving in advance all audit and non-audit services to be rendered by the independent registered public accounting firm;

•	providing oversight of Signet’s systems of internal control over financial reporting, disclosure controls and procedures and risk management;
•	reviewing the effectiveness of the Company’s internal auditors, and the Disclosure Control Committee;

•	establishing procedures for complaints regarding accounting, internal accounting controls, auditing or other matters; and

•	reviewing and approving related person transactions.

THE COMPENSATION COMMITTEE

The Compensation Committee’s responsibilities include:

•	approving the overall compensation philosophy;

•	approving annual performance targets for executive officers;

•

in consultation with the Chairman, evaluating the performance of the Chief Executive Officer and, in consultation with the Chief Executive Officer, evaluating the performance of the other executive officers against corporate goals and objectives, and determining the total compensation earned by each person;

•	recommending to the Board for approval employment and other agreements, and incentive compensation plans;

•	approving any share-based compensation awarded to any employees of the Company; and

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•	appointing, compensating and assessing the work of any compensation consultant, independent legal counsel or other advisor retained by the Compensation Committee.

The compensation of the independent Directors is determined by the full Board on the basis of recommendations made by the Compensation Committee after consultation with the Chairman, the Chief Executive Officer and the Committee’s independent compensation consultant. Such recommendations will be made after consideration of, among other factors, external comparisons, the time commitment and the responsibilities of the independent Directors.

The Compensation Committee met five times in Fiscal 2016.

The Compensation Committee has retained the services of an independent compensation consultant, Meridian Compensation Partners (“Meridian”). Meridian provides services to the Compensation Committee in connection with its review of executive and non-employee director compensation practices, including the competitiveness of executive and director pay levels, executive incentive design issues, market trends in executive and director compensation and technical considerations. Meridian’s services to the Company are limited to advising the Compensation Committee on executive and director compensation; Meridian does no other work for the Company. The Compensation Committee reviews and evaluates the independence of its consultant each year and has the final authority to hire and terminate the consultant. In considering Meridian’s independence, numerous factors were reviewed relating to Meridian and the individuals employed by Meridian who provided services to Signet, including those factors required to be considered pursuant to SEC and NYSE rules. Based on a review of these factors, the Compensation Committee has determined that Meridian is independent and that its engagement has not raised any conflict of interest.

For additional information regarding the operation of the Compensation Committee, including the role of consultants and management in the process of determining the amount and form of executive compensation, see “Compensation Discussion and Analysis” below.

The Compensation Committee agreed during the year to delegate authority to a sub-committee consisting of any two independent Directors, that will have authority between Compensation Committee meetings to, (i) approve benefits and perquisites for non-NEOs, (ii) review and approve any modification to any non-equity based incentive compensation plan for non-NEOs, (iii) review and approve employment, benefit and severance agreements for non-NEOs, and (iv) determine and approve the compensation levels for non-NEOs.

THE NOMINATION AND CORPORATE GOVERNANCE COMMITTEE

The Nomination and Corporate Governance Committee’s responsibilities include:

•	assisting the Board in the selection and nomination of Directors and senior management;

•	reviewing the composition and balance of the Board and its Committees, as well as Board and senior management succession;

•	coordinating and overseeing the annual self-evaluation of the Board, its committees and management; and

•	assisting the Board in the consideration and development of appropriate corporate governance guidelines and other matters of corporate governance.

The Nomination and Corporate Governance Committee uses the services of external recruitment agencies to identify suitable candidates for senior executive posts and for all Board appointments, with interviews carried out in accordance with a formal process.

In evaluating candidates, the criteria that the Nomination and Corporate Governance Committee generally views as relevant and are likely to consider includes experience, particularly experience that is specifically relevant to the business, or reflects an area of expertise, background or diversity that the Committee feels is either missing or would be particularly important to the Board’s effectiveness and efficiency. The candidate must also possess the highest level of personal and professional ethics and integrity

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and be prepared to commit to the time and effort on a consistent basis that are necessary to fulfill the duties and responsibilities of the position. In addition, the Board Diversity Policy provides that in reviewing and assessing Board composition, the Committee will consider diversity of skills, industrial experience, background, ethnicity, gender and other qualities in order to maintain an appropriate range and balance of skills, experience and background on the Board.

When the role of the Chairman or any matter relating to succession to that role is discussed, the Chairman may be consulted, but the responsibility for preparing a job specification and making any recommendation to the Board rests with the Nomination and Corporate Governance Committee.

A Shareholder who wishes to recommend an individual to the Nomination and Corporate Governance Committee for its consideration as a nominee for election to the Board may do so in writing to the Corporate Secretary, c/o Signet Group Services Limited, 110 Cannon Street, London EC4N 6EU UK. The Nomination and Corporate Governance Committee will evaluate Shareholder recommendations for candidates to the Board in the same manner as candidates suggested by other Directors or search firms.

As more fully described in the Company’s Bye-laws, a Shareholder desiring to propose a person for election as a director must include in a written notice all of the information required to be disclosed in solicitations of proxies for election of directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act. This includes the person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and the name and address of the proposing Shareholder and the number of shares of the Company beneficially owned by such Shareholder.

The Nomination and Corporate Governance Committee met twice in Fiscal 2016.

THE CORPORATE SOCIAL RESPONSIBILITY COMMITTEE

The Corporate Social Responsibility Committee was established in Fiscal 2015 and its duties include:

•

defining the Company’s corporate and social obligations as a responsible citizen and overseeing its conduct in the context of those obligations, and oversee the creation of appropriate policies and supporting measures;

•

monitoring the Company’s engagement with external stakeholders and other interested parties, and the overall approach to corporate responsibility and ensure it is in line with the overall business strategy;

•	ensuring that the Company has appropriate policies and systems in place relating to community relations, human rights and responsible supply chain management;

•	monitoring the implementation of appropriate policies and initiatives in respect of energy management, climate change, carbon footprint, waste management and sustainable sourcing; and

•	monitoring the community support programs and ensuring appropriate corporate giving policies are adopted.

The Corporate Social Responsibility Committee met three times in Fiscal 2016.

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The Company’s Annual Report to Shareholders on Form 10-K includes the audited consolidated balance sheets of the Company and its subsidiaries as of January 30, 2016 and January 31, 2015, and the related audited consolidated income statements, statements of comprehensive income, statements of cash flows, and statements of shareholders’ equity, for each of Fiscal 2016, Fiscal 2015, and the fiscal year ended February 1, 2014 (“Fiscal 2014”). These balance sheets and statements (the “Audited Financial Statements”) have been audited and are the subject of reports by the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”). The Audited Financial Statements are also available at www.signetjewelers.com.

The Audit Committee reviewed and discussed the Audited Financial Statements with the Company’s management and otherwise fulfilled the responsibilities set forth in its charter. The Audit Committee has also discussed with the Company’s management and independent registered public accounting firm their evaluations of the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has discussed with KPMG the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) standards. The Audit Committee also received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and discussed with KPMG its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for Fiscal 2016.

MEMBERS OF THE AUDIT COMMITTEE

Marianne Miller Parrs (Chair)

Dale Hilpert

Helen McCluskey

Russell Walls

THE INFORMATION CONTAINED IN THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SEC NOR SHALL THE INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE IN A FILING.

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The executive officers of the Company are:

Name	AGE	Position	Year Joined Signet
Mark Light	54	Chief Executive Officer	1978
Michele Santana	45	Chief Financial Officer	2010
Steven Becker	59	Chief Human Resources Officer	2005
Joseph Brenner	47	Chief Information Officer	2015
Lynn Dennison	51	Chief Legal, Risk & Corporate Affairs Officer	2011
Sebastian Hobbs	46	Managing Director, UK Division	2011
Edward Hrabak	60	Chief Operating Officer	1978
Mark Jenkins	58	Chief Governance Officer & Corporate Secretary	2004
George Murray	60	Chief Merchandising & Marketing Officer	1992
Uta Werner	56	Chief Strategy Officer	2015

Mark Light, 54—see biographical information on page 9 of this Proxy Statement.

Michele Santana, 45, became Chief Financial Officer of Signet in August 2014, having previously been Senior Vice President and Financial Controller since October 2010. Prior to joining Signet, Ms. Santana was Director of Internal Audit at Cliffs Natural Resources Inc. and also held key leadership positions at KPMG LLP. Ms. Santana is a Certified Public Accountant.

Steven Becker, 59, joined the Sterling Jewelers Division in 2005 as Senior Vice President, Human Resources and was promoted to Chief Human Resources Officer for Signet in May 2014. Prior to joining Signet, Mr. Becker held other senior Human Resources positions, most recently at OfficeMax.

Joseph Brenner, 47, joined Signet as Senior Vice President, Information Technology in June 2015 and promoted to Chief Information Officer for Signet in April 2016. Prior to joining Signet, Mr. Brenner held a number of senior positions at Target Corporation over an 11 year period.

Lynn Dennison, 51, joined the Sterling Jewelers Division in January 2011 as Senior Vice President, Legal, Compliance and Risk Management, and was promoted to Signet Chief Legal, Risk & Corporate Affairs Officer in December 2014. Prior to joining Signet, Ms. Dennison held other senior legal positions, most recently at Tecumseh Products Company.

Sebastian Hobbs, 46, became Managing Director of Signet’s UK division in July 2013 having been appointed Commercial Director of the UK division in March 2011. Prior to joining Signet, Mr. Hobbs worked in a number of retail companies, most recently at Blacks Leisure Group plc for 5 years.

Edward Hrabak, 60, was promoted to Chief Operating Officer in July 2015, having previously been President, Sterling Jewelers Division since July 2014. Prior to this Mr. Hrabak was Executive Vice President and Chief Operating Officer of Sterling Jewelers Division from June 2012, and served as Senior Vice President and General Merchandising Manager from 2002. Mr. Hrabak has held a number of management positions since joining the Sterling Jewelers Division as a merchandise buyer in 1978. Mr. Hrabak is also a Governing Board member of the Diamond Empowerment Fund.

Mark Jenkins, 58, has been Corporate Secretary since 2004 and Chief Governance Officer since December 2014. He was Chief Legal Officer from September 2012 until December 2014. Previously, he was Director and Company Secretary at COLT Telecom Group plc and Group Company Secretary at Peek plc. He is a barrister.

George Murray, 60, was promoted to Chief Merchandising & Marketing Officer in July 2015, having previously been President, Zale Division since July 2014. Prior to this, Mr. Murray served as Senior Vice President of Marketing, Advertising and Public

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	23

Relations for the Sterling Jewelers Division and held a number of management positions since joining the Sterling Jewelers Division in 1992.

Uta Werner, 56, joined Signet as Chief Strategy Officer in October 2015. Prior to joining Signet, Ms. Werner was Executive Vice President, Global Product Leadership at Nielsen Holdings Plc. Ms. Werner has over 25 years of experience as an analyst and advisor.

No Executive Officer is or was the subject of legal proceedings that are required to be disclosed pursuant to SEC rules.

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CDA”) describes the objectives and the role of the Compensation Committee and discusses the philosophy upon which the Compensation Committee bases its decisions in its endeavors to meet these objectives. The CDA also describes the Company’s executive compensation policies and the material elements of compensation awarded to, earned by, or paid to the named executive officers (each, sometimes referred to as an “NEO”).

Name	Title
Mark Light	Chief Executive Officer
Michele Santana	Chief Financial Officer
Edward Hrabak	Chief Operating Officer
George Murray	Chief Merchandising & Marketing Officer
Steven Becker	Chief Human Resources Officer

EXECUTIVE SUMMARY

The Compensation Committee considers Signet’s business results, among other factors, when evaluating the executive compensation program and incentive payouts. As a result of continued strong financial performance and successfully executing strategic business initiatives, Signet recognized another year of growth in Fiscal 2016. These results have delivered positive returns to shareholders over the last five years. Performance results are summarized on the following pages.

The Company’s performance directly impacted compensation paid to the NEOs in Fiscal 2016. The Company’s annual incentive plan paid above target (ranging from 122.1% to 200.0% based on strong operating profit and comparable store sales performance). In addition, the Integration Incentive Plan Window 2 awards granted in Fiscal 2015, comprised of performance-based restricted stock units vested at maximum or 200% based on Signet’s achievement of operating income synergy goals and team goals. However, the performance-based restricted stock units, granted in Fiscal 2014 vested at 19% based upon the Company’s cumulative adjusted operating income performance and return on capital employed for Fiscal 2014 through Fiscal 2016. More information with respect to these elements of our compensation program is provided on page 32.

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	25

26	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

COMPENSATION PHILOSOPHY

Signet’s compensation program is designed to attract, incentivize and retain executive talent needed to achieve Signet’s business objective of consistently outperforming the specialty retail jewelry market segment and delivering superior returns to shareholders.

We must employ, motivate and retain superior management to accomplish our corporate goals. Therefore, we target total compensation at approximately the median of a custom group of comparator companies. Those companies have been chosen to reflect various attributes similar to ours and also because they may attempt to attract our executives if compensation is not competitive. Executives are paid in a range around the median that is dependent upon, among other things, the executive’s experience, internal equity considerations and proven ability to consistently deliver superior performance.

The total aggregate compensation at target performance for the named executive officers for Fiscal 2016 fell below the comparator company median as many of our NEOs are relatively new in their roles.

The principles underlying our executive compensation decisions are as follows:

1.	The compensation program must align the interests of senior management with those of Shareholders. This is achieved by delivering a significant portion of total compensation for NEOs as incentives dependent on factors that should reflect long-term growth in shareholder value.

2.	The only element of guaranteed pay is base salary. The percentage of at risk compensation increases in line with the responsibility and experience of each executive.

3.	Elements of compensation that are at risk should reward annual and multi-year exceptional performance.

4.	Compensation should include a retention component to encourage high performing executives to remain with the Company.

5.	The compensation program should be constructed so that the NEOs understand and are motivated to achieve the performance required to receive various levels of payments.

6.	The compensation program should encourage all executive officers to build a substantial holding of the Company’s shares.

CONSIDERATION OF “SAY ON PAY” VOTE

The Compensation Committee considered the result of the 2015 non-binding shareholder vote regarding NEO compensation when evaluating the Company’s Fiscal 2015 executive compensation program. In light of the fact that 98.5% of votes cast approved the NEO compensation described in the Company’s Proxy Statement last year, the Compensation Committee continued to apply the same principles in determining the amounts and types of executive compensation for Fiscal 2016.

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	27

TARGET NEO PAY MIX

The following charts illustrate the target total compensation mix for our current Chief Executive Officer and the average target compensation mix for our other current NEOs, but does not reflect actual compensation mix for Fiscal 2016, as discussed below. These charts illustrate that the Company aligns pay levels for its NEOs with the Company’s performance. Approximately 84% of the CEO’s target total compensation, and approximately 66% of the average target total compensation of our other NEOs, is based on performance and/or alignment with Shareholder interests over the short-term or long-term.

THE ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee’s role is to set the compensation for Signet’s NEOs to motivate them to achieve Signet’s business objectives and ensure that they are fairly rewarded for their individual contributions to Signet’s performance. In carrying out this role, the Compensation Committee considers the interests of Shareholders, the financial and commercial health of the business and pay and other conditions throughout Signet. The Compensation Committee also ensures that Signet’s compensation remains competitive as discussed above.

THE ROLE OF COMPENSATION CONSULTANTS

The Compensation Committee regularly uses external independent advice. Meridian performs the following services on behalf of the Compensation Committee:

•	Competitive market pay analysis for executive positions and non-employee directors;

•	Market trends in executive and non-employee director compensation;

•	Pay for performance analysis and review of risk in the Company’s pay programs;

•	Ongoing support with regard to the latest relevant regulatory, governance, technical, and/or financial considerations impacting executive compensation and benefit programs;
•	Assistance with the design of executive compensation or benefit programs, as needed;

•	Annual review of the compensation benchmarking peer group; and

•	Other items as determined appropriate by the Chair of the Compensation Committee.

For more information on the Committee’s independent compensation consultant, Meridian, please refer to page 20.

THE ROLE OF EXECUTIVES

Our Chief Executive Officer provides the Compensation Committee with a performance assessment for each of the other NEOs and makes recommendations for their target compensation levels, including salaries, target bonus levels, and equity awards. The Compensation Committee uses these assessments, along with other information, to determine final NEO compensation. Our Chief Financial Officer and Chief Human Resources Officer regularly attend Compensation Committee meetings at the request of the Committee, but are not present for the executive sessions or for any discussion of their own compensation.

28	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

COMPETITIVE BENCHMARKING ANALYSIS

When analyzing the market data provided by Meridian, the Compensation Committee focuses on a peer group of companies for benchmarking purposes where possible. The Compensation Committee annually reviews the composition of the peer group to assess its continued appropriateness. The Fiscal 2016 peer group had the following characteristics:

•	Retailers with international operations;

•	Retailers headquartered in North America and traded on a North American stock exchange;

•	Overall median sales approximated those of Signet’s; and

•	Most peer companies have revenue that ranges from half to twice the Company’s revenue.

The Fiscal 2016 group consisted of:

Abercrombie & Fitch Co., American Eagle Outfitters Inc., Coach Inc., Dick’s Sporting Goods Inc., Foot Locker Inc., Hudson’s Bay Company, L Brands Inc., Michael Kors Holdings Limited, Nordstrom Inc., PVH Corp., Ralph Lauren Corp., Tiffany & Co., Urban Outfitters Inc., V.F. Corporation, and Williams-Sonoma, Inc.

This peer group was the primary source of market data for the NEOs, with the exception of the Chief Human Resources Officer. A broader group of retail companies with revenues between $4 and $8 billion was used for the Chief Human Resources Officer to provide a more robust benchmark for the position. Neither the Compensation Committee nor management has any input into the companies included in this broader group of retail companies.

DETERMINING EXECUTIVE COMPENSATION

The Compensation Committee’s objective is to deliver and maintain competitive executive compensation in accordance with its compensation principles.

The Compensation Committee believes that the greater the responsibility and direct influence over the Company’s performance an executive officer has, the more his or her total compensation should be weighted toward incentive payments. The Compensation Committee considers the annual compensation benchmarking data described earlier, along with other factors such as an executive officer’s level of experience, the Company’s desire to retain the executive, the availability of replacement personnel, as well as the individual’s responsibilities and actual performance when setting target compensation levels.

The Compensation Committee also reviews tally sheets covering all elements of compensation and contingent payments upon all termination events.

COMPENSATION OVERVIEW, OBJECTIVES AND KEY FEATURES

The Compensation Committee has established an executive compensation plan that contains the following key components:

Component	Objective	Key Features
Base salary	Provides a fixed level of pay that is not at risk and reflects individual experience and ongoing contribution and performance.	Designed to retain key executive officers by being competitive but is not considered to be the primary means of incentivizing or recognizing performance.
Annual bonus	Motivate and reward achievement of annual financial results against established annual goals of the Company.	Cash payments are dependent on the degree of achievement against annual performance targets. This element is payable just after the end of the fiscal year in which it was earned.
Long-term incentives (time-based restricted shares and performance-based restricted share units)	Align management with long-term Shareholder interests; retain executive officers; motivate and reward achievement of sustainable earnings growth and returns.	Time-based restricted share awards vest upon the continuance of service; performance-based restricted share units require achievement of Company financial goals over a three-year performance period and require continued service.

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	29

The Compensation Committee has also implemented the Integration Incentive Plan in connection with the acquisition of Zale Corporation, which is discussed below under the heading “Integration Incentive Plan”.

An additional component of the compensation program is the benefits package, which includes a deferred compensation plan, retirement benefits and health and life insurance. The objective of the benefit package is to retain executive officers over the course of their careers.

ELEMENTS OF NAMED EXECUTIVE OFFICER COMPENSATION

(a) Base salary

Each named executive officer receives a fixed level of base salary as compensation for services rendered during the fiscal year. The Chief Executive Officer recommends base salaries for the NEOs, other than himself, which are subject to approval by the Compensation Committee. The Compensation Committee establishes the Chief Executive Officer’s base salary. Base salaries are monitored to support the executive compensation program’s objectives of attracting and retaining management.

For Fiscal 2016, the Compensation Committee made the following adjustments to the base salary level for several NEOs. These increases were made to more closely reflect market practice as well as recognize growth in the role and the increase in responsibilities.

Named Executive Officer	Fiscal 2016 Salary(1)	Fiscal 2015 Salary
Mark Light	$1,100,000	$1,050,000
Michele Santana	$635,000	$535,000
Edward Hrabak	$659,200	$640,000
George Murray	$618,000	$600,000
Steven Becker	$500,000	$500,000

(1)

The actual salary received by each NEO during Fiscal 2016 is set forth in the Summary Compensation Table on page 38. The amounts reflected in the table above are slightly higher than actual salaries earned in Fiscal 2016 because they reflect only the portion of the salary increase from April 1, 2015, the date of the increase, and through to the end of Fiscal 2016.

(b) Annual bonus

Annual bonus performance targets and actual bonuses paid in light of Signet’s performance are reviewed and approved by the Compensation Committee each year. The Compensation Committee reviews and approves any changes to target bonus levels recommended by the Chief Executive Officer for the NEOs other than himself. The Compensation Committee reviews and approves the Chief Executive Officer’s bonus target.

In determining the performance target at the start of each year, the Compensation Committee considers relevant market data, including the relative positioning of the Company’s performance in its sector, as well as its current business plans. There is a maximum bonus payout level set each year on such awards, which is twice the target level. The Committee also sets a threshold performance level, below which no payments are made.

This incentive program focuses management on achieving each year’s performance objectives. The annual bonus is based on a pre-determined formula either on a divisional basis or Company-wide basis, depending upon the named executive officer’s particular responsibilities. The Company’s performance formula measures each division’s performance and consolidated company targets. The annual incentives for Mr. Light, Ms. Santana and Mr. Becker were based upon Company performance, while the annual incentive for Mr. Hrabak was based 50% on the performance of the Sterling Jewelers Division and 50% on Company-wide goals. The annual incentive for Mr. Murray was based 50% on performance of the Zale Division and 50% on Company-wide goals.

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Annual Bonus Fiscal 2016

In setting the performance criteria for Fiscal 2016, the Compensation Committee agreed the annual bonus (“STIP”) would be based on operating income (80% weighting) and comparable store sales (20% weighting), adjusted for the impact of purchase accounting and transactions and integration related expenses associated with the Zale acquisition held at constant currency, to focus on revenue growth and driving profit. In measuring Fiscal 2016 performance achievement, the Compensation Committee exercised negative discretion to reduce the attainment level for other operational and non-recurring items that were not anticipated when targets were set, which resulted in a reduction to operating income used to measure STIP achievement. These adjustments primarily related to severance paid in lieu of annual bonuses and immaterial accounting alignment changes.

The bonus targets and potential maximum bonus as a percentage of base salary as of the end of Fiscal 2016 were set as follows:

Executive	Position	Target Bonus as a percentage of Base Salary(i)	Maximum Bonus as a percentage of Base Salary
Mark Light	Chief Executive Officer	150%	300%
Michele Santana	Chief Financial Officer	75%	150%
Edward Hrabak	Chief Operating Officer	75%	150%
George Murray	Chief Merchandising & Marketing Officer	75%	150%
Steven Becker	Chief Human Resources Officer	75%	150%

(1)	These bonus targets are the same as Fiscal 2015, with the exception of Mark Light’s, whose bonus target was increased from 125% to reflect growth in his role as CEO.

At threshold performance levels, nothing is paid to executives. Performance must exceed threshold goals to earn any bonus payout, which is paid on a linear basis from zero to 100% of the target bonus. Performance in excess of the target up to the maximum results in a bonus paid on a linear basis from 100% to 200% of the target bonus.

Performance targets for each measure were set at the beginning of the performance period and were weighted 80% on Adjusted STIP Operating Income and 20% on Comparable Store Sales based on consolidated Signet-wide targets and, for some NEOs, also on specific division targets, depending on the NEOs responsibilities. The threshold (the level at which bonus will start to accrue), target, maximum and actual numbers for Fiscal 2016 were as follows:

	Adjusted STIP Operating Income
	Threshold	Target	Max	Actual Achieved
Sterling Jewelers Division Criteria	$620,300,000	$672,000,000	$724,000,000	$711,600,000
Zale Division Criteria(1)	78,200,000	83,200,000	91,500,000	84,600,000
Signet Jewelers Criteria	$691,100,000	$766,800,000	$850,700,000	$799,000,000

(1)	Zale division criteria and actual amounts achieved are expressed as the summation of local currency amounts to exclude impact of foreign exchange rate fluctuations.

	Comparable Store Sales
	Threshold	Target	Max	Actual Achieved
Sterling Jewelers Division Criteria	3.0%	4.0%	5.0%	3.7%
Zale Division Criteria	3.0%	5.0%	6.0%	4.8%
Signet Jewelers Criteria	3.0%	4.0%	5.0%	4.1%

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After reviewing the actual performance achieved against the criteria set at the beginning of Fiscal 2016, the Committee approved the performance noted above as part of the Fiscal 2016 year-end process resulting in the actual bonus payments as shown below:

Executive	Total Bonus Earned for Fiscal 2016	Total Percentage of Target Bonus Achieved for Fiscal 2016
Mark Light	$2,170,084	133%
Michele Santana	$612,752	133%
Edward Hrabak	$707,063	144%
George Murray	$562,579	122%
Steven Becker	$497,550	133%

(c) Long-Term Incentive Plans

The Compensation Committee believes that long-term share based incentives are appropriate and necessary to properly focus the executive officers on long term results and align their interests with those of Shareholders.

Long-Term Incentive Grants in Fiscal 2016

Long-term incentive compensation granted in Fiscal 2016 was split equally between time-based restricted share grants and performance-based restricted share units granted under the Signet Jewelers Limited Omnibus Incentive Plan (the “Omnibus Plan”).

Generally long-term incentive grants are made at the same time as the annual compensation reviews. The value delivered through long-term incentives is determined holistically in the context of total compensation levels. This process, as described above, considers benchmarking data, retention needs, level of responsibility, and individual performance. The number of long term time-based restricted shares and performance-based restricted share units granted to NEOs in Fiscal 2016 was based upon an award methodology using a share price calculated by averaging the closing price of a Common Share on the NYSE for the 20 trading days commencing on March 27, 2015, the day after the Fiscal 2015 results announcement. The grant date was April 27, 2015. The number of time-based restricted shares and performance-based restricted share units granted to executive officers in Fiscal 2016 using this award methodology are set forth in the “Grants of Plan-Based Awards” table and are discussed in more detail below.

Performance-Based Restricted Share Units

The Committee determined the restricted share unit performance targets for Fiscal 2016 grants would cover a three-year performance period and that the award should have an 80% weighting on cumulative adjusted operating income and a 20% weighting on return on capital employed (“ROCE”). ROCE is a non-GAAP measure calculated as being the adjusted annual operating income divided by the single point, year-end capital employed balance, using a constant currencies exchange rate, per the Company’s consolidated balance sheet. These measures were chosen because the Compensation Committee believes that the appropriate combination of growth and return drive long-term shareholder value. NEOs can earn between 0% and 200% of their share award depending on performance results over the three-year period, subject to continued service with the Company during such period.

For grants made in Fiscal 2016, the level of achievement for adjusted operating income between approximately 92% and 105% of three-year cumulative performance target (Fiscal 2016 to Fiscal 2018) will determine the amount vesting for this portion of the award. The Committee believes the target requires stretch performance since it requires compounded annual growth in excess of 20% at target and 23% at maximum. The performance target and actual performance as measured against the target will be disclosed at the end of the three-year performance period.

The second goal for the Fiscal 2016 grant is achievement of target ROCE over the performance period of 24.1%, with a minimum threshold of 22.2% and maximum of 25.3%.

Time-Based Restricted Shares

The time-based restricted share grants for Fiscal 2016 cliff vest at the end of the three-year period based on continued service with the Company.

32	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

Beginning in Fiscal 2013, time-based restricted stock awards have been granted under an award pool formula established by the Compensation Committee based on Company performance in the prior fiscal year. This award pool formula is intended to comply with the qualified performance-based compensation requirements under section 162(m) of the Internal

Revenue Code. For time-based restricted stock awards granted in Fiscal 2016, the pool was based on attaining an adjusted operating income performance hurdle for Fiscal 2015. The actual share awards granted from the pool were determined using the process described above under “Long-Term Incentive Grants in Fiscal 2016”.

Determinations Related to Vesting of Previously Granted Performance-Based Long-Term Awards

In March 2016, the Committee concluded that the pre-determined conditions relating to the performance-based long-term incentive awards (“LTIP”) made in Fiscal 2014 covering the performance period of Fiscal 2014 through Fiscal 2016 had vested slightly above threshold level. With a weighting of 80% on adjusted operating income and 20% on ROCE, both metrics held at constant currency, the shares vested at 19.16% of target. In measuring performance achievement of the Fiscal 2014 LTIP the Compensation Committee exercised negative discretion to reduce the attainment level for other operational and non-recurring items that were not anticipated when targets were set, which resulted in a reduction to operating income used to measure LTIP achievement. These adjustments primarily related to severance paid in lieu of annual bonuses and immaterial accounting alignment changes.

	3-Year Cumulative Threshold	3-Year Cumulative Target	3-Year Cumulative Maximum
Adjusted LTIP Operating Income	$1,928m	$2,004m	$2,080m

	3-Year Cumulative Actual	Share Award Vesting
Adjusted LTIP Operating Income	$1,946m	23.9%

	Threshold	Target	Maximum
Adjusted Return on Capital Employed	25.0%	26.0%	27.0%

	Actual	Share Award Vesting
Adjusted Return on Capital Employed	24.9%	0%

(d) Integration Incentive Plan

The Compensation Committee approved the Integration Incentive Plan (the “IIP”) after the completion of the Zale transaction in Fiscal 2015. The purpose of the IIP was to align and support the integration of Zale and Signet, retain and motivate executives critical to the integration, and importantly to drive the early realization of a portion of initially estimated synergies. Each of the NEOs was involved in the integration of the two companies and participated in the IIP, along with several other executive officers and employees. The IIP for the NEOs measured both financial and operational performance. The achievement of adjusted quantitative operating income synergy goals was weighted 80% and the achievement of functional Integration Team objectives was weighted 20%. The synergy goals, as well as the functional Integration Team objectives, were established shortly after the Zale transaction closed and were therefore based upon an initial estimate of synergy.

The IIP covered two separate performance periods. The first integration performance period (“Window 1”) began in May 2014 and ended on the last day of Fiscal 2015. Achievement levels for Window 1 were reported in the Proxy Statement for Fiscal Year 2015.

The second performance period (“Window 2”) aligned with Fiscal 2016 integration performance. Window 2 awards comprised of performance-based restricted stock units that vested only if certain performance

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	33

conditions were met and the employee remained employed through to the end of Window 2 (unless there had been a change of control in Fiscal 2016). The threshold (the level at which payments start to accrue), target and maximum operating income synergies for

Window 2 were set based upon the achievement of 20% of the three-year gross synergy target of between $150m and $175m in operating income contribution by the end of Fiscal 2016, which target has since been revised upwards.

Upon review of actual performance achieved for Window 2 against the criteria that was set, the Compensation Committee determined that the operating income synergy and Integration Team goals were achieved at maximum levels. Below are further details of this vesting:

	Operating Income Synergies
	Threshold	Target	Max	Actual Achievement
Window 2 Goals	$19m gross	$39m gross	$58m gross	$60m net	(1)

(1)

The performance targets for the Window 2 goals of the IIP were set in terms of gross Operating Income Synergies. Actual achievement has been reflected here in terms of net synergies in line with the guidance we provided to the market and is further explained in the text below.

The gross synergy target was significantly exceeded. It was even exceeded when measuring synergies on a net basis (as reflected above). The net achievement of synergies reflects operating income growth after taking into account re-investment in the business. Additionally, the $60 million net synergies far exceeded the market guidance range of $30 to $35 million net synergies for fiscal 2016.

The expanded and accumulated level of contribution from the extensive pipeline of initiatives now identified has led to the recent increase in the published guidance on the net synergy target to an expected range of $225 million-$250 million from the previously expected range of $150 million-$175 million as measured cumulatively over the three-year period from February 1, 2015 to January 31, 2018. This increased range includes a material acceleration and expansion of synergies over the next two years.

As a result of these significant achievements the Committee exercised its discretion and approved a special payment of $50,000 to each of the NEOs as well as other members of senior management. This payment is reflected in the Bonus Column of the Summary Compensation Table on page 38.

(e) Retirement & Deferred Compensation

The Company provides retirement and deferred compensation benefits to named executive officers and employees, both as a retention mechanism and as a means to provide a degree of financial security post retirement.

In the US, there are two defined contribution savings vehicles. The primary retirement vehicle is the company sponsored Sterling Jewelers Inc. 401(k) Retirement Savings Plan (the “401(k) Plan”), which is a qualified plan under Federal guidelines.

Currently the Company matches 50% of an employee’s elective salary deferral up to a maximum of 6% of the employee’s eligible compensation in order to be market competitive. The annual elective salary deferral for each employee is subject to certain maximum statutory limitations.

Under Federal guidelines, the 401(k) Plan contributions by senior management may be reduced based on the participation levels of lower paid employees. Therefore, a supplemental plan, the Deferred Compensation Plan (the “DCP”), an unfunded, non-qualified plan under Federal guidelines, was established for senior management to assist with pre-tax retirement savings in addition to the 401(k) Plan. The Company provides a discretionary 50% matching contribution under the DCP for each participant’s annual deferral, up to 10% of the participant’s annual eligible compensation. Although the DCP also permits additional employer discretionary contributions, the Company did not make any additional discretionary contribution in Fiscal 2016.

34	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

Messrs. Light, Hrabak, Murray, Becker and Ms. Santana have benefits provided via the 401(k) Plan and the DCP.

(f) Health & Welfare

NEOs participate in various health and welfare programs, as well as life insurance and long-term disability plans, which are generally available to other executive officers of the Company.

(g) Perquisites

The Company does not provide perquisites to our executives other than the benefits described above, as well as relocation benefits where applicable. However, in limited circumstances, where it is appropriate that spouses attend business related functions, Signet reimburses NEOs for the travel expenses of spouses. The Company does not provide any tax gross-up payments for any perquisites other than for relocation benefits where applicable.

(h) Employment Agreements

During Fiscal 2015 the Company entered into termination protection agreements with each of our named executive officers. The termination protection agreements include similar terms and conditions as those that were included in the prior employment agreements of each of our named executive officers. The termination protection agreements in effect may all be terminated upon at least 360 days advance written notice for a termination by the Company without cause or resignation by a named executive officer without good reason (each as defined in the termination protection agreements). The principal terms of the termination protection agreements with the NEOs are set forth under “Employment Agreements” below on page 43.

(i) Termination for Cause and Violation of Non-Compete and Non-Solicitation Covenants

Share options outstanding under the Company’s previous employee incentive plans may not be exercised after a termination for cause. Performance-based restricted share units and time-based restricted shares will not vest if termination for cause occurs before the conclusion of the three-year performance or vesting period. All NEOs employment agreements contain a non-competition covenant that has between a 12-month post-employment term, as well as a non-solicitation covenant that has between a 12-month and

2-year post-employment term. In addition, the performance-based restricted stock units granted pursuant to the IIP include non-competition and non-solicitation covenants, each with a 12-month post-employment term. Violation of the non-compete covenants will result in potential litigation and the Company’s ability to seek injunctive relief and damages. For more information concerning the NEO employment agreements, see “Employment Agreements” below beginning on page 43.

(j) Limitation under Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally denies a federal income tax deduction to the Company for compensation in excess of $1 million per year paid to the principal executive officer and the next three most highly compensated officers (other than the principal financial officer). This denial of deduction is subject to an exception for “qualified performance-based compensation”. Although the Compensation Committee has designed the executive compensation program with tax considerations in mind, the Compensation Committee retains the flexibility to authorize compensation that may not be deductible if the Committee believes doing so is in the best interests of the Company.

(k) Clawback Policy

Recognizing that the SEC has yet to finalize regulations on clawback policies as mandated by the Dodd-Frank Act, the Compensation Committee considered it to be appropriate to adopt a clawback policy in the interim. The policy provides that in the event of a material restatement of the Company’s financial results, the Compensation Committee will recalculate incentive compensation based on the restated results. In the event of an overpayment, the Company may seek to recover the difference. Similarly in the interest of fairness, should a restatement result in an under payment of incentive compensation, the Company will make up any difference.

(l) Share Ownership Policy

It is the Company’s policy that Signet’s executive officers build a holding of Common Shares. The guidelines for these holdings were recently increased for NEOs below the CEO and are currently set as follows:

•	Five times annual base salary—Signet Chief Executive Officer

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•	Three times annual base salary—Signet Chief Financial Officer, Signet Chief Merchandising & Marketing Officer, Signet Chief Operating Officer; and

•	Two times annual base salary—other executive officers.

All executives are expected to build their holding within five years from a specified date. All executives are required to hold 50% of net after-tax shares received upon vesting or payout until these requirements are met. Once achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. Once achieved, the holding is to be maintained while the individual remains an officer of the Company.

Currently, all NEOs are in compliance with the Share Ownership Policy. All NEOs as well as the other executive officers have, subject to the Company’s Code of Transactions in Securities, committed to use a portion of their Fiscal 2016 annual cash bonus to acquire shares in the Company.

(m) Anti-Hedging and Pledging Policies

It is the Company’s policy to prohibit hedging or monetization transactions that would allow an officer, director or employee who is a security holder to engage in transactions that would separate the risks and rewards of ownership of Company securities from actual ownership of those securities. In addition, the Company prohibits any pledging of Company stock by any officer, director or employee of the Company.

36	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

The Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis section of this Proxy Statement. Based on this review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Members of the Compensation Committee:

Thomas Plaskett (Chair)

Virginia Drosos

Robert Stack

Eugenia Ulasewicz

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	37

The following table sets forth the compensation during fiscal years ended January 30, 2016, January 31, 2015 and February 1, 2014 as appropriate, that was paid or earned by the Company’s officers who were NEOs during Fiscal 2016.

Name & Principal Position	Fiscal Year	Salary $(1)	Bonus $	Stock Awards $(2)	Non-equity Incentive Plan Compensation $	All Other Compensation $(3)	Total $
Mark Light	2016	1,092,308	50,000	3,950,084	2,170,084	138,109	7,400,585
Chief Executive Officer	2015	970,500	—	2,465,131	1,904,154	61,229	5,401,014
	2014	943,385	—	1,208,894	122,720	108,483	2,383,482
Michele Santana	2016	619,615	50,000	987,318	612,752	70,473	2,340,158
Chief Financial Officer	2015	439,509	—	524,600	701,171	33,556	1,698,836
Edward Hrabak	2016	656,246	50,000	650,732	707,063	74,822	2,138,863
Chief Operating Officer	2015	596,308	—	627,055	815,808	41,755	2,080,926
	2014	530,308	—	394,492	53,400	56,250	1,034,450
George Murray	2016	615,231	50,000	592,337	562,579	75,660	1,895,807
Chief Merchandising & Marketing Officer	2015	544,865	—	587,908	817,380	40,200	1,990,353
Steven Becker	2016	500,000	50,000	493,659	497,550	60,768	1,601,977
Chief Human Resources Officer	2015	489,442	—	489,969	655,250	35,466	1,670,127

(1)	Annual salaries as disclosed on page 30 are based on a 52 week period.

(2)

In accordance with ASC 718, the amounts calculated are based on the aggregate grant date fair value of the restricted shares and restricted share units (in the column entitled “Stock Awards”) in the year of grant based upon target value of performance conditions. For information on the valuation assumptions, refer to note 23 in Signet’s financial statements filed on Form 10-K for Fiscal 2016. The amounts in the table above reflect the total value of the performance-based restricted share units at the target (or 100%) level of performance achievement plus time-vesting restricted shares. The table below provides the potential value of the performance-based restricted share units at target and maximum levels of performance.

	Fiscal 2016 Target Value	Fiscal 2016 Maximum Value
Mark Light	1,953,929	3,907,858
Michele Santana	488,382	976,764
Edward Hrabak	321,888	643,776
George Murray	293,002	586,004
Steven Becker	244,191	488,382

(3)	The following table provides the incremental Fiscal 2016 cost to the Company for each of the elements included in the column titled “All Other Compensation” above:

	401(k) matching contribution	DCP matching contribution	Health Care reimbursements related to physical exam	Life and disability insurance premiums	Total
Mark Light	7,950	127,852	1,001	1,306	138,109
Michele Santana	7,950	61,217	—	1,306	70,473
Edward Hrabak	7,950	65,566	—	1,306	74,882
George Murray	7,950	66,404	—	1,306	75,660
Steven Becker	7,950	51,512	—	1,306	60,768

38	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

Set forth below is information concerning grants of plan-based awards made during Fiscal 2016.

			Estimated Payouts Under Non Equity Incentive Plan Awards(4)		Estimated Future Payouts Under Equity Incentive Plan Awards(5)		All other Stock Awards: Number of shares or Units(#)	Grant date fair value of Stock and Option Award($)(6)
Name		Grant Date	Target($)	Max($)	Target(#)	Max(#)
Mark Light	(1)		1,650,000	3,300,00	—	—	—
	(2)	April 27, 2015	—	—	14,611	29,222	—	1,953,929
	(3)	April 27, 2015	—	—	—	—	14,611	1,996,155
Michele Santana	(1)		476,250	952,500	—	—	—
	(2)	April 27, 2015	—	—	3,652	7,304	—	488,382
	(3)	April 27, 2015	—	—	—	—	3,652	498,936
Edward Hrabak	(1)		494,400	988,800	—	—	—
	(2)	April 27, 2015	—	—	2,407	4,814	—	321,888
	(3)	April 27, 2015	—	—	—	—	2,407	328,844
George Murray	(1)		463,500	927,000	—	—	—
	(2)	April 27, 2015	—	—	2,191	4,382	—	293,002
	(3)	April 27, 2015	—	—	—	—	2,191	299,334
Steven Becker	(1)		375,000	750,000	—	—	—
	(2)	April 27, 2015	—	—	1,826	3,652	—	244,191
	(3)	April 27, 2015	—	—	—	—	1,826	249,468

(1)

Represents bonus opportunities under the Company’s annual bonus plan for Fiscal 2016. The target bonus levels for Mr. Light and the other NEOs for Fiscal 2016 expressed as a percentage of base salary, were 150% and 75% respectively, and the maximum bonus levels were 300% and 150% respectively, based on goals established by the Compensation Committee for target adjusted operating income and comparable store sales. For a more detailed description of the Company’s annual bonus plan, including a discussion of the Company’s performance with respect to goals and amounts awarded to the named executives in Fiscal 2016, see the “CDA” above.

(2)

Represents performance-based restricted share units granted under the Omnibus Plan. Under the terms of these awards, these restricted share units will vest at the end of the third fiscal year following the grant dates subject to achievement of performance goals and continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Under the terms of these awards, the restricted share units will be forfeited in the event the Company fails to achieve a minimum ROCE and cumulative adjusted operating income goal for Fiscal 2016, Fiscal 2017 and Fiscal 2018.

(3)

Represents time-vesting restricted share award granted under the Omnibus Plan. These time-vesting restricted shares will vest on the third anniversary of grant date subject to continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Time-vesting restricted shares accrue dividends while restricted, which are paid when the awards vest.

(4)

Payouts of non-equity incentive plan awards may range from $0 to the maximum as described above. Therefore, in accordance with SEC rules, we have omitted the “Threshold” column. At threshold level, nothing is paid to the NEOs, performance must exceed threshold level to earn any bonus payment, which is paid on a linear basis from zero to 100% of the target.

(5)

Payouts of equity incentive plan awards may range from 0 to the maximum as described above. Therefore, in accordance with SEC rules, we have omitted the “Threshold” column. At threshold level, nothing is paid to the NEOs, performance must exceed threshold level to earn any bonus payment, which is paid on a linear basis from zero to 100% of the target.

(6)

Represents the grant date fair value of each equity-based award as determined in accordance with ASC 718. The actual value received by the NEOs with respect to these awards may range from $0 to an amount greater than the reported amount, depending on the Company’s actual financial performance and share value when the shares are received.

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	39

	OPTION AWARDS(1)						STOCK AWARDS
Name	Number of securities underlying unexercised options(#) exercisable		Number of securities underlying unexercised options(#) unexercisable	Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options(#)	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested		Market value of shares or units that have not vested $(2)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested		Equity Incentive Plan Awards: Market or pay out value of unearned shares, units or other rights that have not vested $(2)
Mark Light	12,137	(3)			$49.80	April 24, 2017	9,132	(6)	$1,059,312	18,264	(4)	$2,118,624
							7,290	(7)	$845,640	14,580	(8)	$1,691,280
							3,116	(9)	$361,456	6,231	(8)	$722,796
							14,611	(10)	$1,694,876	5,450	(5)	$632,200
										29,222	(11)	$3,389,752
Michele Santana							1,250	(6)	$145,000	2,500	(4)	$290,000
							967	(7)	$112,172	1,934	(8)	$224,344
							900	(9)	$104,400	1,800	(8)	$208,800
							3,652	(10)	$423,632	2,316	(5)	$268,656
										7,304	(11)	$847,264
Edward Hrabak							2,980	(6)	$345,680	5,960	(4)	$691,360
							2,041	(7)	$236,756	4,082	(8)	$473,512
							267	(9)	$30,972	533	(8)	$61,828
							2,407	(10)	$279,212	2,770	(5)	$321,320
										4,814	(11)	$558,424
George Murray							2,244	(6)	$260,304	4,488	(4)	$520,608
							1,579	(7)	$183,164	3,158	(8)	$366,328
							556	(9)	$64,496	1,110	(8)	$128,760
							2,191	(10)	$254,156	2,598	(5)	$301,368
										4,382	(11)	$508,312
Steven Becker							2,197	(6)	$254,852	4,394	(4)	$509,704
							1,507	(7)	$174,812	3,014	(8)	$349,624
							289	(9)	$33,524	577	(8)	$66,932
							1,826	(10)	$211,816	2,164	(5)	$251,024
										3,652	(11)	$423,632

(1)	All options have a grant date ten years prior to the expiration date shown. All options cliff vest after three-year vesting period following the grant date.

(2)	Calculated using the closing market price of our Common Shares on January 29, 2016, the last business day of Fiscal 2016 ($116.00 per share).

(3)	This grant vested on April 24, 2010.

(4)	This award vested on March 24, 2016 at 19% of target level.

(5)	This award vested on March 24, 2016 at 200% of target level.

(6)	This grant vested on April 26, 2016.

(7)	This grant will vest on May 8, 2017.

(8)	The Compensation Committee will determine whether this grant will vest within 60 days following January 28, 2017.

(9)	This grant will vest on July 16, 2017.

(10)	This grant will vest on April 27, 2018.

(11)	The Compensation Committee will determine whether this grant will vest within 60 days following February 3, 2018.

40	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

This table shows the numbers and value of share options exercised and shares vested (or settled) for the NEOs in Fiscal 2016.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise	Value realized on exercise $	Number of shares acquired on vesting	Value realized on vesting $
Mark Light	—	—	19,877	2,689,088
Michele Santana	—	—	2,586	349,851
Edward Hrabak	—	—	7,019	949,577
George Murray	—	—	4,423	598,374
Steven Becker	—	—	4,330	585,792

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	41

Name	Executive contribution in last fiscal year $(1)	Registrant contribution in last fiscal year $(2)	Aggregate earnings in last fiscal year $(3)	Aggregate withdrawals/ distributions in last fiscal year $(4)	Aggregate balance at last fiscal year end $(5)
Mark Light	255,704	127,852	39,864	(11,929)	1,341,271
Michele Santana	345,287	61,217	23,889	(6,853)	788,464
Edward Hrabak	282,331	65,566	29,281	(6,469)	979,838
George Murray	313,349	66,404	33,256	(34,605)	1,118,652
Steven Becker	103,025	51,512	16,288	(4,822)	548,844

(1)	All NEO contributions are reflected in their “salary” or “Non-equity incentive plan compensation” columns of the Summary Compensation Table on page 38.

(2)	All registrant contributions reflect the Company match of executive contributions. These contributions are reported in the “All other compensation” column of the Summary Compensation Table on page 38.

(3)	Aggregate earnings represent interest credited to each executive’s account based on the crediting rate of interest declared for the year. For Fiscal 2016, this rate did not exceed 120% of the applicable US federal long-term rate. As such, no amounts are reported in the Summary Compensation Table on page 38.

(4)	In Fiscal 2016, aggregate withdrawals for each NEO related to the payment of required tax withholdings for earnings on non-qualified deferred compensation balances and scheduled payouts made based on the terms of the Plan.

(5)	The aggregate balance reported as of January 30, 2016 for each executive includes the following amounts that were reported in the Summary Compensation Table in the current and prior year proxy statements:

	Aggregate balance reported in current and prior Summary Compensation Tables
Mark Light	$	1,262,001
Michele Santana	$	483,002
Edward Hrabak	$	623,943
George Murray	$	505,221
Steven Becker	$	233,142

42	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

Information concerning the employment agreement of each NEO is set forth below. For each NEO discussed below, the actual salary paid during Fiscal 2016 is set forth in the Summary Compensation Table on page 38 and the current annual salary is discussed in the Compensation Discussion and Analysis on page 30. Maximum and target bonus opportunities for each NEO discussed below are described in the Compensation Discussion and Analysis on page 31. The current salary and maximum and target bonus opportunities for the NEOs may differ from those discussed below, which are the amounts set forth in the relevant employment agreements and may be subject to revision.

i) Mark Light

Mr. Light entered into a termination protection agreement dated October 15, 2015, as amended, with a US subsidiary. The agreement governs Mr. Light’s at-will employment as CEO of the Company until terminated by either party.

Prior to the effective date of Mr. Light’s termination protection agreement, Mr. Light was employed by the Company pursuant to an amended and restated employment agreement dated December 10, 2010 between a US subsidiary and Mr. Light. Mr. Light was appointed as CEO of the Company on November 1, 2014. Pursuant to the termination protection agreement, Mr. Light’s employment as the CEO of the Company will continue until the termination protection agreement is terminated by the Company at any time by notifying Mr. Light in writing or by Mr. Light at any time upon at least 360 days’ advance written notice, other than upon Mr. Light’s death or upon a termination for “cause”, which termination may be effective immediately.

During employment, Mr. Light will (i) receive an annual base salary equal to $1,100,000, subject to annual review, (ii) be eligible for an annual bonus of up to 300% of his annual base salary upon achievement of applicable performance objectives, with annual target bonus equal to 150% of his annual base salary for achievement of performance objectives at target, (iii) be considered annually for a long-term incentive plan payment as determined in the sole discretion of the Compensation Committee, (iv) be entitled to participate in benefit plans made available to senior executives of the Company, and (v) be entitled to five weeks of paid vacation per year.

During employment and for specified periods thereafter, Mr. Light will be subject to confidentiality, non-solicitation, and non-competition restrictions. In addition, Mr. Light will be required to meet certain share ownership requirements over a five-year period and will continue to be subject to all written Board policies in effect during his employment, including any policies relating to the clawback of compensation. The Company has agreed to provide Mr. Light with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Company’s Board of Directors.

Mr. Light will be entitled to severance payments (i) if he is terminated by the Company without “cause” and (ii) if Mr. Light terminates his employment for “good reason” within one year following a change of control (as defined in the termination protection agreement). In the event of any such termination, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Light generally will be entitled to:

(i)	continued payment of base salary for twelve months following the date of termination,

(ii)	a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs, based on actual performance,

(iii)

in respect of each then-ongoing performance cycle under the Company’s Long Term Incentive Plan (“LTIP”) as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (2) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	43

executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable vesting cycle through the date of termination, payable in accordance with the LTIP, and

(iv)	if Mr. Light timely elects coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

If Mr. Light’s employment is terminated by reason of his death, Mr. Light’s estate shall be entitled to:

(i)	continued payment of base salary for six months following the date of death,

(ii)	a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year and

(iii)	in respect of each then-ongoing performance cycle under the LTIP as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and prorated for the number of calendar days employed during the performance cycle and (2) with respect to awards that vest solely based on the provision of services, vesting shall be pro-rated based on the number of calendar days employed during the vesting cycle.

If Mr. Light’s employment is terminated by reason of his disability, Mr. Light shall be entitled to his annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year and any awards outstanding under the LTIP will be paid in accordance with the terms of the LTIP.

If Mr. Light’s employment is terminated by the Company for cause or he resigns without good reason, Mr. Light will be entitled to accrued and unpaid benefits or obligations.

ii) Michele Santana

Ms. Santana entered into a termination protection agreement dated October 15, 2015, as amended, with a US subsidiary. The agreement governs Ms. Santana’s at-will employment as CFO of the Company until terminated by either party.

Prior to the effective date of the termination protection agreement, Ms. Santana was employed by the Company pursuant to an amended and restated employment agreement dated October 18, 2010 as subsequently amended on July 7, 2014 between the Company and Ms. Santana. Ms. Santana was appointed as CFO of the Company on August 1, 2014. Pursuant to the termination protection agreement, Ms. Santana’s employment as the CFO of the Company will continue until the termination protection agreement is terminated by the Company at any time by notifying Ms. Santana in writing or by Ms. Santana at any time upon at least 360 days’ advance written notice, other than upon Ms. Santana’s death or upon a termination for “cause,” which termination may be effective immediately.

During employment, Ms. Santana will (i) receive an annual base salary equal to $635,000, subject to annual review, (ii) be eligible for an annual bonus of up to 150% of her annual base salary upon achievement of applicable performance objectives, with annual target bonus equal to 75% of her annual base salary for achievement of performance objectives at target, (iii) be considered annually for a long-term incentive plan payment as determined in the sole discretion of the Compensation Committee, (iv) be entitled to participate in benefit plans made available to senior executives of the Company, and (v) be entitled to five weeks of paid vacation per year.

44	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

During employment and for specified periods thereafter, Ms. Santana will be subject to confidentiality, non-solicitation, and non-competition restrictions. In addition, Ms. Santana will be required to meet certain share ownership requirements over a five-year period and will continue to be subject to all written Board policies in effect during her employment, including any policies relating to the clawback of compensation. The Company has agreed to provide Ms. Santana with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Company’s Board of Directors.

Ms. Santana will be entitled to severance payments (i) if she is terminated by the Company without “cause” and (ii) if Ms. Santana terminates her employment for “good reason” within one year following a change of control (as defined in the termination protection agreement). In the event of any such termination, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Ms. Santana generally will be entitled to:

(i)	continued payment of base salary for twelve months following the date of termination,

(ii)	a lump sum amount equal to the annual bonus she would otherwise have received for the fiscal year in which such termination occurs, based on actual performance,

(iii)	in respect of each then-ongoing performance cycle under the Company’s LTIP as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (2) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable vesting cycle through the date of termination, payable in accordance with the LTIP, and

(iv)	if Ms. Santana timely elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

If Ms. Santana’s employment is terminated by reason of her death, Ms. Santana’s estate shall be entitled to:

(i)	continued payment of base salary for six months following the date of death,

(ii)	a lump sum amount equal to the annual bonus she would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year, and

(iii)	in respect of each then-ongoing performance cycle under the LTIP as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and prorated for the number of calendar days employed during the performance cycle and (2) with respect to awards that vest solely based on the provision of services, vesting shall be prorated based on the number of calendar days employed during the vesting cycle.

If Ms. Santana’s employment is terminated by reason of her disability, Ms. Santana shall be entitled to her annual bonus she would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year and any awards outstanding under the LTIP will be paid in accordance with the terms of the LTIP.

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	45

If Ms. Santana’s employment is terminated by the Company for cause or she resigns without good reason, Ms. Santana will be entitled to accrued and unpaid benefits or obligations.

iii) Steven Becker

Mr. Becker entered into a termination protection agreement dated October 15, 2015, as amended, with a US subsidiary. The agreement governs Mr. Becker’s at-will employment as Chief Human Resources Officer of the Company until terminated by either party.

Prior to the effective date of the termination protection agreement, Mr. Becker was employed by the Company pursuant to an amended and restated employment agreement dated July 26, 2010 between the Company and Mr. Becker. Mr. Becker was appointed as Chief Human Resources Officer of the Company on May 1, 2014. Pursuant to the termination protection agreement, Mr. Becker’s employment as the Chief Human Resources Officer will continue until the termination protection agreement is terminated by the Company at any time by notifying Mr. Becker in writing or by Mr. Becker at any time upon at least 360 days’ advance written notice, other than upon Mr. Becker’s death or upon a termination for “cause,” which termination may be effective immediately.

During employment, Mr. Becker will (i) receive an annual base salary equal to $500,000, subject to annual review, (ii) be eligible for an annual bonus of up to 150% of his annual base salary upon achievement of applicable performance objectives, with annual target bonus equal to 75% of his annual base salary for achievement of performance objectives at target, (iii) be considered annually for a long-term incentive plan payment as determined in the sole discretion of the Compensation Committee, (iv) be entitled to participate in benefit plans made available to senior executives of the Company, and (v) be entitled to five weeks of paid vacation per year.

During employment and for specified periods thereafter Mr. Becker will be subject to confidentiality, non-solicitation, and non-competition restrictions. In addition, Mr. Becker will be required to meet certain share ownership requirements over a five-year period and will continue to be subject to all written Board policies in effect during his employment, including any policies relating to the clawback of compensation. The Company has agreed to provide Mr. Becker with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Company’s Board of Directors.

Mr. Becker will be entitled to severance payments (i) if he is terminated by the Company without “cause” and (ii) if Mr. Becker terminates his employment for “good reason” within one year following a change of control (as defined in the termination protection agreement). In the event of any such termination, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Becker generally will be entitled to:

(i)	continued payment of base salary for twelve months following the date of termination,

(ii)	a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs, based on actual performance,

(iii)	in respect of each then-ongoing performance cycle under the Company’s LTIP as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (2) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable vesting cycle through the date of termination, payable in accordance with the LTIP, and

(iv)	if Mr. Becker timely elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

46	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

If Mr. Becker’s employment is terminated by reason of his death, Mr. Becker’s estate shall be entitled to:

(i)	continued payment of base salary for six months following the date of death,

(ii)	a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year, and

(iii)	in respect of each then-ongoing performance cycle under the LTIP as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and prorated for the number of calendar days employed during the performance cycle and (2) with respect to awards that vest solely base on the provision of services, vesting shall be prorated based on the number of calendar days employed during the vesting cycle.

If Mr. Becker’s employment is terminated by reason of his disability, Mr. Becker shall be entitled to his annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year and any awards outstanding under the LTIP will be paid in accordance with the terms of the LTIP.

If Mr. Becker’s employment is terminated by the Company for cause or he resigns without good reason, Mr. Becker will be entitled to accrued and unpaid benefits or obligations.

iv) Edward Hrabak

Mr. Hrabak entered into a termination protection agreement dated October 15, 2015, as amended, with a US subsidiary. The agreement governs Mr. Hrabak’s at-will employment as Chief Operating Officer of the Company until terminated by either party.

Prior to the effective date of the termination protection agreement, Mr. Hrabak was employed by the Company pursuant to an amended and restated employment agreement dated August 24, 2012 between the Company and Mr. Hrabak. Mr. Hrabak was appointed as Chief Operating Officer of the Company on July 22, 2015. Pursuant to the termination protection agreement, Mr. Hrabak’s employment as the Chief Operating Officer of the Company will continue until the termination protection agreement is terminated by the Company at any time by notifying Mr. Hrabak in writing or by Mr. Hrabak at any time upon at least 360 days’ advance written notice, other than upon Mr. Hrabak’s death or upon a termination for “cause,” which termination may be effective immediately.

During employment, Mr. Hrabak will (i) receive an annual base salary equal to $659,200, subject to annual review, (ii) be eligible for an annual bonus of up to 150% of his annual base salary upon achievement of applicable performance objectives, with annual target bonus equal to 75% of his annual base salary for achievement of performance objectives at target, (iii) be considered annually for a long-term incentive plan payment as determined in the sole discretion of the Compensation Committee, (iv) be entitled to participate in benefit plans made available to senior executives of the Company, and (v) be entitled to five weeks of paid vacation per year.

During employment and for specified periods thereafter Mr. Hrabak will be subject to confidentiality, non-solicitation, and non-competition restrictions. In addition, Mr. Hrabak will be required to meet certain share ownership requirements over a five-year period and will continue to be subject to all written Board policies in effect during his employment, including any policies relating to the clawback of compensation. The Company has agreed to provide Mr. Hrabak with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Company’s Board of Directors.

Mr. Hrabak will be entitled to severance payments (i) if he is terminated by the Company without “cause” and (ii) if Mr. Hrabak terminates his employment for “good reason” within one year following a change of control (as defined in the termination protection agreement). In the event of any such termination, in addition to any

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	47

accrued but unpaid benefits or obligations as of the date of termination, Mr. Hrabak generally will be entitled to:

(i)	continued payment of base salary for twelve months following the date of termination,

(ii)	a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs, based on actual performance,

(iii)	in respect of each then-ongoing performance cycle under the Company’s LTIP as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (2) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable vesting cycle through the date of termination, payable in accordance with the LTIP, and

(iv)	if Mr. Hrabak timely elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

If Mr. Hrabak’s employment is terminated by reason of his death, Mr. Hrabak’s estate shall be entitled to:

(i)	continued payment of base salary for six months following the date of death,

(ii)	a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year, and

(iii)	in respect of each then-ongoing performance cycle under the LTIP as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and prorated for the number of calendar days employed during the performance cycle and (2) with respect to awards that vest solely based on the provision of services, vesting shall be prorated based on the number of calendar days employed during the vesting cycle.

If Mr. Hrabak’s employment is terminated by reason of his disability, Mr. Hrabak shall be entitled to his annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year and any awards outstanding under the LTIP will be paid in accordance with the terms of the LTIP.

If Mr. Hrabak’s employment is terminated by the Company for cause or he resigns without good reason, Mr. Hrabak will be entitled to accrued and unpaid benefits or obligations.

v) George Murray

Mr. Murray entered into a termination protection agreement dated October 15, 2015, as amended, with a US subsidiary. The agreement governs Mr. Murray’s at-will employment as Chief Merchandising and Marketing Officer of the Company until terminated by either party.

Prior to the effective date of the termination protection agreement, Mr. Murray was employed by the Company pursuant to an amended and restated employment agreement dated July 26, 2010 and subsequently amended on July 7, 2014 between the Company and Mr. Murray. Mr. Murray was appointed as Chief Merchandising and Marketing Officer of Signet on July 22, 2015. Pursuant to the termination protection agreement, Mr. Murray’s employment as the Chief Merchandising and Marketing Officer of the Company

48	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

will continue until the termination protection agreement is terminated by the Company at any time by notifying Mr. Murray in writing or by Mr. Murray at any time upon at least 360 days’ advance written notice, other than upon Mr. Murray’s death or upon a termination for “cause,” which termination may be effective immediately.

During employment, Mr. Murray will (i) receive an annual base salary equal to $618,000, subject to annual review, (ii) be eligible for an annual bonus of up to 150% of his annual base salary upon achievement of applicable performance objectives, with annual target bonus equal to 75% of his annual base salary for achievement of performance objectives at target, (iii) be considered annually for a long-term incentive plan payment as determined in the sole discretion of the Compensation Committee, (iv) be entitled to participate in benefit plans made available to senior executives of the Company, and (v) be entitled to five weeks of paid vacation per year.

During employment and for specified periods thereafter Mr. Murray will be subject to confidentiality, non-solicitation, and non-competition restrictions. In addition, Mr. Murray will be required to meet certain share ownership requirements over a five-year period and will continue to be subject to all written Board policies in effect during his employment, including any policies relating to the clawback of compensation. The Company has agreed to provide Mr. Murray with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Company’s Board of Directors.

Mr. Murray will be entitled to severance payments (i) if he is terminated by the Company without “cause” and (ii) if Mr. Murray terminates his employment for “good reason” within one year following a change of control (as defined in the termination protection agreement). In the event of any such termination, in addition to any accrued but unpaid benefits or obligations as of the date of termination, Mr. Murray generally will be entitled to:

(i)	continued payment of base salary for twelve months following the date of termination,

(ii)	a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs, based on actual performance,

(iii)	in respect of each then-ongoing performance cycle under the LTIP as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (2) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable vesting cycle through the date of termination, payable in accordance with the LTIP, and

(iv)	if Mr. Murray timely elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

If Mr. Murray’s employment is terminated by reason of his death, Mr. Murray’s estate shall be entitled to:

(i)	continued payment of base salary for six months following the date of death,

(ii)	a lump sum amount equal to the annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year, and

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	49

(iii)	in respect of each then-ongoing performance cycle under the LTIP as of the date of termination, (1) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and prorated for the number of calendar days employed during the performance cycle and (2) with respect to awards that vest solely based on the provision of services, vesting shall be prorated based on the number of calendar days employed during the vesting cycle.

If Mr. Murray’s employment is terminated by reason of his disability, Mr. Murray shall be entitled to his annual bonus he would otherwise have received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year and any awards outstanding under the LTIP will be paid in accordance with the terms of the LTIP.

If Mr. Murray’s employment is terminated by the Company for cause or he resigns without good reason, Mr. Murray will be entitled to accrued and unpaid benefits or obligations.

50	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

The following table shows for each of the NEOs, estimated payments and benefits that would be payable in the event of:

•	Involuntary termination of employment without cause;

•	Voluntary termination of employment with Good Reason (including Constructive Termination);

•	Termination due to death;

•	Termination due to disability;
•	Qualified termination after a change of control of the Company; and

•	Termination due to retirement.

The below estimated values have been calculated on the basis that the named executive officer employment had been terminated as of January 29, 2016, the last business day of Fiscal 2016, using a NYSE closing market price as of this date ($116.00).

		Involuntary	Voluntary	Death $	Disability $	Termination following change in control $	Retirement $
		w/o cause $	w/good reason $

Mark Light

	Cash severance:
	Base salary	1,100,000	—	550,000	—	1,100,000	—
	Bonus	2,170,084	—	2,170,084	2,170,084	2,170,084	2,170,084
	Total cash severance	3,270,084	—	2,720,084	2,170,084	3,270,084	2,170,084
	Long term incentives:
	Accelerated vesting of performance-based restricted share units	2,052,446	—	2,596,622	1,108,554	2,052,446	537,655
	Accelerated vesting of time-based restricted shares	2,078,436	—	2,078,436	1,108,612	2,078,436	1,108,612
	Total value of long term incentives	4,130,882	—	4,675,058	2,217,166	4,130,882	1,646,267
	Benefits and perquisites	18,494	—	—	—	18,494	—
	Total	7,419,460	—	7,395,142	4,387,250	7,419,460	3,816,351

Michele Santana

	Cash severance:
	Base salary	635,000	—	317,500	—	635,000	—
	Bonus	612,752	—	612,752	612,752	612,752	612,752
	Total cash severance	1,247,752	—	930,252	612,752	1,247,752	612,752
	Long term incentives:
	Accelerated vesting of performance-based restricted share units	545,611	—	530,170	168,896	545,611	90,735
	Accelerated vesting of time-based restricted shares	359,256	—	359,256	168,780	359,256	168,780
	Total value of long term incentives	904,867	—	889,426	337,676	904,867	259,515
	Benefits and perquisites	18,494	—	—	—	18,494	—
	Total	2,171,113	—	1,819,678	950,428	2,171,113	872,267

Edward Hrabak

	Cash severance:
	Base salary	659,200	—	329,600	—	659,200	—
	Bonus	707,063	—	707,063	707,063	707,063	707,063
	Total cash severance	1,366,263	—	1,036,663	707,063	1,366,263	707,063
	Long term incentives:
	Accelerated vesting of performance-based restricted share units	631,187	—	751,971	319,696	631,187	133,413
	Accelerated vesting of time-based restricted shares	541,496	—	541,496	319,696	541,496	319,696
	Total value of long term incentives	1,172,683	—	1,293,467	639,392	1,172,683	453,109
	Benefits and perquisites	18,494	—	—	—	18,494	—
	Total	2,557,440	—	2,330,130	1,346,455	2,557,440	1,160,172

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	51

		Involuntary	Voluntary	Death $	Disability $	Termination following change in control $	Retirement $
		w/o cause $	w/good reason $

George Murray
	Cash severance:
	Base salary	618,000	—	309,000	—	618,000	—
	Bonus	562,579	—	562,579	562,579	562,579	562,579
	Total cash severance	1,180,579	—	871,579	562,579	1,180,579	562,579
	Long term incentives:
	Accelerated vesting of performance-based restricted share units	574,443	—	636,061	256,070	574,443	115,783
	Accelerated vesting of time-based restricted shares	442,859	—	442,859	256,012	442,859	256,012
	Total value of long term incentives	1,017,302	—	1,078,920	512,082	1,017,302	371,795
	Benefits and perquisites	18,494		—	—	18,494	—
	Total	2,216,375	—	1,950,499	1,074,661	2,216,375	934,374

Steven Becker
	Cash severance:
	Base salary	500,000	—	250,000	—	500,000	—
	Bonus	497,550	—	497,550	497,550	497,550	497,550
	Total cash severance	997,550	—	747,550	497,550	997,550	497,550
	Long term incentives:
	Accelerated vesting of performance-based restricted share units	487,673	—	569,743	239,308	487,673	101,975
	Accelerated vesting of time-based restricted shares	406,374	—	406,374	239,308	406,374	239,308
	Total value of long term incentives	894,047	—	976,117	478,616	894,047	341,283
	Benefits and perquisites	18,494	—	—	—	18,494	—
	Total	1,910,091	—	1,723,667	976,166	1,910,091	838,833

The amounts reported in the above table are hypothetical amounts based on the disclosure of compensation information about the NEOs. Actual payments will depend on the circumstances and timing of any termination of employment or other triggering event, as well as compliance with confidentiality, non-solicitation and non-competition restrictions (see “Employment Agreements” above). The amount of bonus and/or the value attributed to accelerated vesting of performance-based restricted share units, as applicable, payable upon certain events of termination is based on, where appropriate, the Company’s actual performance during the relevant performance period, which has been estimated for this purpose based on assumptions consistent with US generally accepted accounting principles and with amounts based on Fiscal 2016 performance reflecting actual awards earned for that year.

SUPPLEMENTAL RETIREMENT BENEFITS

Benefits under the DCP for all NEOs are vested to the extent they participate and as permitted by plan guidelines.

CHANGE OF CONTROL

Under the 2003 Plans, Omnibus Incentive Plan and Award agreements, in the event of a corporate event or transaction involving the Company, a Subsidiary and/or an Affiliate, equity awards will be adjusted in such manner as the Compensation Committee shall determine.

Under the 2003 Plans, if there is a Scheme of Arrangement, the Board may permit options to become exercisable for a certain period of time on such terms as the Board may determine. The Board may also provide that the options shall lapse on the Scheme of

52	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

Arrangement. In addition, if an acquiring company obtains control of Signet, at the consent of the acquiring company, outstanding options can be exchanged for options in the acquiring company.

Under the terms of the Omnibus Plan, if a change of control occurs, unless otherwise prohibited by applicable law, or unless the Compensation Committee determines otherwise in an award agreement, the Committee may (but is not required to) make adjustments in the terms of outstanding awards, such as: (i) continuation or assumption by the surviving company or its parent; (ii) substitution by the surviving company or its parent of awards with substantially the same terms; (iii) accelerated exercisability, vesting and/or lapse of restrictions immediately prior to the occurrence of such event; (iv) upon written notice, provision for mandatory exercise of any outstanding awards, to the extent then exercisable, during a certain period (contingent on the consummation of the change of control) at the end of which the awards terminate; and (v) cancellation of all or any portion for fair value (as determined by the Compensation Committee). While it is the Committee’s intention in the event of a change of control to make adjustments in the terms of outstanding awards in accordance with (i) and (ii) above, as the Compensation Committee is unable to predict the exact circumstance of any change of control, it is considered prudent to reserve to itself the discretion of considering alternatives (iii), (iv) and (v) if the circumstances warrant it. For awards granted in Fiscal 2013, Fiscal 2014 and Fiscal 2015, if awards are not assumed upon a change of control, restricted stock will fully vest and performance units will vest on a prorated basis based on actual performance to the time of the change of control; and if awards are assumed upon a change of control the restricted stock will continue to vest and performance units will be converted or remain outstanding equal to the amount that would have vested based on actual performance to the time of the change of control, and such remaining award shall be subject to time-based vesting for the original performance period. Following the change of control, such modified awards will be subject to full vesting upon a termination without cause, and pro rata vesting upon a termination due to death, disability or retirement or as otherwise provided in an individual employment agreement.

NON-COMPETITION COVENANTS AFFECTED BY CHANGE OF CONTROL

The duration of certain non-competition covenants could be amended with consent following termination of employment in the event of a change of control.

DEATH OR DISABILITY

If any of the NEOs had died or become disabled during Fiscal 2016, a pro rata portion of the performance-based restricted share units and time-based restricted shares then unvested would have vested early. The value of such early vesting is shown in the Termination Payments table above. See the discussion of Employment Agreements above beginning on page 43 for additional information concerning death and disability benefits available to the NEOs.

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	53

The following table sets forth certain information, as of January 30, 2016, concerning Common Shares authorized for issuance under all of our equity compensation plans.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	664,000	$32.51	4,131,460
Equity compensation plans not approved by security holders	—	—	—
Total	664,000	$32.51	4,131,460

(1)	Shares indicated include vesting of all future performance conditions being achieved at maximum levels.
(2)	Calculated at an exchange rate of £1:$1.52.

54	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

The following table summarizes the total compensation of each of the Company’s Directors during Fiscal 2016, other than Mr. Light whose compensation is included in the Summary Compensation Table.

Name	Fees earned or paid in cash $	Stock awards $ (1)	Total $
H. Todd Stitzer	280,000	318,923	598,923
Virginia Drosos	105,000	139,455	244,455
Dale Hilpert	125,000	139,455	264,455
Helen McCluskey	105,000	139,455	244,455
Marianne Miller Parrs	135,000	139,455	274,455
Thomas Plaskett	130,000	139,455	269,455
Robert Stack	105,000	139,455	244,455
Eugenia Ulasewicz	105,000	139,455	244,455
Russell Walls	125,000	139,455	264,455

(1)

In accordance with ASC 718, the amounts calculated are based on the aggregate grant date fair value of the shares (in the column entitled “Stock Awards”). Shares were granted to each independent Director on the day of the Annual Meeting of Shareholders. For information on the valuation assumptions, refer to note 23 in the Signet financial statements filed on Form 10-K for the fiscal year ended January 30, 2016.

STOCK OWNERSHIP

The Company has a share ownership policy applicable to Directors to better align their interests with those of Shareholders over the long-term.

The Chairman is expected to achieve a minimum share ownership value of $700,000 within five years of being elected to the Board of Directors. The independent Directors are expected to achieve a minimum share ownership of three times the value of their annual stock award within five years of election to the Board of Directors. Once these share ownership holdings are achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. The minimum holding is to be maintained while he or she is a Director of the Company. Each of the Directors is in compliance with the share ownership policy.

ANNUAL COMPENSATION

The Chairman of the Board receives an annual fee of $600,000 which was split into a cash payment of $280,000 per annum and $320,000 paid in Common Shares on the day of the Annual Meeting of Shareholders.

The annual basic fee for Independent Directors was $245,000 which was split into a cash payment of $105,000 per annum and $140,000 paid in Common

Shares on the day of the Annual Meeting of Shareholders. No committee meeting fees are payable, but additional annual amounts are paid to the chair of each of the Committees in the sums of $30,000 per annum for the Audit Committee, $25,000 per annum for the Compensation Committee, $20,000 for the Nomination and Corporate Governance Committee and $20,000 for the Corporate Social Responsibility Committee.

INDEMNIFICATION

The Company has entered into indemnification agreements with the independent Directors of the Company, agreeing to indemnify such persons against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the Director was or is, or is threatened to be made, a party by reason of his or her service as a Director, Officer, employee or agent of the Company, provided that the Director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the Director in defending any proceeding.

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	55

When and where can I find the Proxy Statement and Internet Notice?

The Proxy Statement and Internet Notice were filed with the SEC and published on our website: www.signetjewelers.com/shareholders on May 4, 2016. Our Internet Notice will be emailed or mailed to shareholders on or around May 4, 2016. The Fiscal 2016 Annual Report is published on our website and our Annual Report on Form 10-K for Fiscal 2016 was filed with the SEC on March 24, 2016. Hard copies of our proxy materials will be mailed to those shareholders who have requested these on or around May 5, 2016.

What is included in our proxy materials?

Our proxy materials include the following:

•	Proxy Statement; and

•	Fiscal 2016 Annual Report.

In line with SEC rules, we email or mail many of our shareholders our Internet Notice informing them of the availability of proxy materials on our website. Our Internet Notice, when mailed to shareholders, also incorporates our Proxy Voting Instructions for US Shareholders and Form of Proxy for UK and other non-US Shareholders.

How do I register my email address for email delivery of proxy materials?

You can register your email address for email delivery of proxy materials in any one of the following ways:

	US Shareholders	UK and other non-US Shareholders
Telephone:	888-776-9962	0871 664 0300
Email:	info@amstock.com Please include the words “Proxy Materials Signet Jewelers Limited” in the subject line.	shareholderenquires@capita.co.uk Please include the words “Proxy Materials Signet Jewelers Limited” in the subject line.

We encourage shareholders to take advantage of the availability of proxy materials on our website and register for email delivery. This allows the Company to significantly reduce its printing and postage costs whilst ensuring timely delivery to Shareholders and reducing environmental impact.

What will I receive if I register for email delivery?

Shareholders registered for email delivery of our proxy materials will receive an email on or around May 4, 2016. The email will contain a link to proxy materials available on our website and details on how to vote.

How do I request a hard copy of the Company’s proxy materials?

Instructions for requesting a hard copy of our proxy materials can be found on our Internet Notice and on our website: www.signetjewelers.com/shareholders. You can also request a hard copy using the same contact details as found in under “How do I register my email address for email delivery of proxy materials?”above.

Who is entitled to vote at our 2016 Annual Meeting of Shareholders?

You are entitled to vote at our 2016 Annual Meeting of Shareholders, and any postponement(s) or adjournment(s) thereof, if you owned Signet Jewelers Limited shares as of close of business on April 25, 2016, the record date for the meeting. On the record date there were 78,434,093 Common Shares outstanding excluding treasury shares. Each outstanding Common Share is entitled to one vote on each matter at our Annual Meeting of Shareholders. Common Shares are the only outstanding voting security of the Company.

56	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholders of record	Beneficial owners of shares held in street name
If your shares were registered directly in your name with one of our registrars (American Stock Transfer & Trust Company for US Shareholders, and Capita Asset Services for UK and other non-US Shareholders) on the record date, you are considered a shareholder of record of those shares.	If your shares were registered with a broker, bank or other nominee on the record date, you are considered a beneficial owner of shares held in street name.
Our Internet Notice or hard copy proxy materials will be provided directly to you.	Our Internet Notice or hard copy proxy materials will be forwarded to you by that entity, which is considered the shareholder of record of those shares. Your broker, bank or other nominee will send you details on how to vote your shares, you must follow their instructions to vote.

Who can attend our 2016 Annual Meeting of Shareholders and vote in person?

Shareholders of record as at close of business on the record date and their proxies / corporate representatives are entitled to attend and vote at our Annual Meeting of Shareholders.

Beneficial owners of shares held in street name may also attend but must bring proof of ownership to be admitted to our Annual Meeting of Shareholders (for example, a brokerage statement or letter from your broker, bank or other nominee). To vote in person at our Annual Meeting of Shareholders, a beneficial owner of shares held in street name must bring a valid “legal proxy” in their name, issued by the entity that holds their shares.

When is broker discretionary voting permitted and what is the effect of broker non-votes?

In accordance with NYSE rules, in circumstances where a broker, bank or other nominee does not receive specific voting instructions from the beneficial owner of the relevant shares, the broker may use his discretion to vote those shares on certain routine matters on the beneficial owners’ behalf. At the 2016 Annual Meeting of Shareholders, broker discretionary voting is only permitted with respect to Proposal 2 -Appointment of KPMG as Independent Auditor.

A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner, does not vote on a particular proposal because it does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What proposals are being voted on at the 2016 Annual Meeting of Shareholders, what vote is required to approve each proposal and what is the effect of abstentions and broker non-votes?

Proposal	Board’s Recommendation	Vote Required to Approve	Effect of Abstentions	Effect of Broker Non- Votes

1 - Election of Ten
Directors

a)  H. Todd Stitzer
b) Virginia Drosos
c)  Dale Hilpert
d) Mark Light
e)  Helen McCluskey
f)   Marianne Miller Parrs
g) Thomas Plaskett
h) Robert Stack
i)   Eugenia Ulasewicz
j)   Russell Walls

	FOR each Director nominee	Majority of the votes cast FOR each Director nominee	No effect - not counted as votes cast	No effect - not counted as votes cast
2 - Appointment of KPMG as Independent Auditor	FOR	Majority of the votes cast FOR	No effect - not counted as votes cast	Not applicable - broker discretionary voting is permitted
3 - Non-Binding, Advisory Vote on Compensation of Named Executive Officers (Say-on-Pay Vote)	FOR	Majority of the votes cast FOR (advisory only)	No effect - not counted as votes cast	No effect - not counted as votes cast

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	57

What is a proxy and how does proxy voting work?

A proxy is your legal designation of another person (or persons) to attend, speak and vote your shares at a meeting on your behalf. The person you so designate is known as your proxy.

Your proxy need not be a Shareholder of the Company, but must attend our 2016 Annual Meeting of Shareholders in person to vote your shares. You can direct your proxy to vote your shares FOR or AGAINST, or to ABSTAIN from voting with respect to each matter to be voted on at the meeting. A proxy must vote your shares at the meeting in accordance with your instructions.

The Board of Directors has designated H. Todd Stitzer and Mark Jenkins (each with full power of substitution) as proxies available to Shareholders for our 2016 Annual Meeting of Shareholders.

If you appoint a proxy you may still attend our 2016 Annual Meeting of Shareholders and vote in person. If you vote in person at the meeting you will have effectively revoked any previously appointed proxies.

What happens if I appoint more than one proxy?

If you appoint more than one proxy, each proxy must be appointed to exercise the rights attaching to different shares held by you. In circumstances where the Company’s registrars receive two or more valid proxy forms in respect of the same share(s) and the same meeting, the form received last will be treated as replacing and revoking the other(s).

If you appoint a proxy designated by the Board of Directors but do not provide voting instructions, the shares represented by your proxy voting instructions will be voted in accordance with the recommendation of the Board of Directors.

If you submit voting instructions but do not appoint a proxy, the Chairman of the Meeting will be appointed as your proxy.

How do I vote?

Details of how shareholders can appoint a proxy to vote on their behalf at our 2016 Annual Meeting of Shareholders, and any postponement(s) or adjournment(s) thereof, can be found in the table below.

	US Shareholders	UK and other non-US Shareholders
Online via our website:	www.signetjewelers.com/shareholders
By telephone:	Call toll-free 1-800-PROXIES (1-800-776-9437)	Not applicable

By mail:

Your Proxy Voting Instructions or Form of Proxy must be signed to be valid. If signed under a power of attorney or other authority, a copy of this authority must be sent to the registrar with your Proxy Voting Instructions or Form of Proxy.

Return your duly completed and signed Proxy Voting Instructions to the Company’s US registrars:

American Stock Transfer & Trust Company Operations Center 6201

15th Avenue

Brooklyn

NY 11219

United States

Return your duly completed and signed Form of Proxy to the Company’s UK registrars: Capita Asset Services PXS1 34 Beckenham Road Beckenham Kent BR3 4ZF United Kingdom
Deadline for receipt by the Company’s registrars:	12:01 am Atlantic Time (4:01 am GMT time) on June 17, 2016

Submitting proxy instructions will not prevent a shareholder from attending the Annual Meeting of Shareholders.

Can I change my proxy appointment and/or voting instructions?

You can change your proxy appointment and/or voting instructions before the deadline of 12:01 am Atlantic

Time (4:01 am GMT time) on June 17, 2016 by re-submitting your vote as detailed in “How do I vote?” above.

58	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

In circumstances where two or more valid forms in respect of the same share(s) and the same meeting are received, the form received/dated last will be treated as replacing and revoking the other(s).

You may also attend the Annual Meeting of Shareholders and change your vote by voting in person.

If you are a beneficial owner of shares held in street name and you vote by proxy, you may change your vote by submitting new instructions to your broker, bank or other nominee in accordance with that entity’s procedure.

Can I revoke the appointment of my proxy without appointing another?

If you are a shareholder of record, you can revoke the appointment of your proxy at any time before your shares are voted by submitting a written notice of revocation to the Company’s registrar. US shareholders should send their written notice of revocation to American Stock Transfer & Trust. UK and other non-US shareholders should send their written notice of revocation to Capita Asset Services. Contact details for both can be found in the table above under the heading “How do I vote?”.

You can also revoke the appointment of your proxy by attending our 2016 Annual Meeting of Shareholders and giving notice of revocation in person. If you vote in person at the Annual Meeting of Shareholders you will have effectively revoked any previously appointed proxies.

Beneficial owners of shares held in street name must follow the instructions of their broker, bank or other nominee to revoke their voting instructions.

Will my shares be voted if I do nothing?

If you are a shareholder of record and do not appoint a proxy, submit voting instructions or attend our 2016 Annual Meeting of Shareholders to vote in person, your shares will not be voted.

If you are a beneficial owner of shares held in street name, your broker, bank or other nominee may use their discretion to vote your shares with respect to Proposal 2—Appointment of KPMG as Independent Auditor.

What constitutes a quorum in order to transact business at our 2016 Annual Meeting of Shareholders?

The presence at the start of our 2016 Annual Meeting of Shareholders in person or by proxy, of two holders of Common Shares outstanding and entitled to vote will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are treated as present and entitled to vote, and are therefore counted in determining the existence of a quorum. The Chief Governance Officer & Corporate Secretary will determine whether or not a quorum is present at our 2016 Annual Meeting of Shareholders.

How will voting be conducted at our 2016 Annual Meeting of Shareholders?

Voting at our 2016 Annual Meeting of Shareholders will be conducted by way of a poll. The Company’s US registrar, American Stock Transfer & Trust Company, will be present at the meeting to explain the voting procedure, conduct the poll, count votes, and certify the results. As each proposal is introduced to the meeting, shareholders will be given the opportunity to ask questions. The poll vote will take place at the end of the meeting in order to simplify the voting procedure.

When and where can I find the final results of the Annual Meeting of Shareholders?

Final voting results will be available on our website and filed with the SEC as soon as practicable after the conclusion of the meeting. The results will confirm the number of votes cast for and against each proposal as well as votes abstained and broker non-votes (where applicable).

What happens if additional matters are presented at our 2016 Annual Meeting of Shareholders?

The Company’s management are not aware of any matters other than those discussed in this Proxy Statement that will be presented to our 2016 Annual Meeting of Shareholders.

If other matters are presented at the meeting, your shares will be voted in accordance with the recommendation of the Board of Directors if:

•	you appointed a proxy designated by the Board of Directors; or

Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement	59

•	the Chairman of the meeting was appointed as your proxy because you submitted voting instructions (for other proposals) but did not appoint a proxy.

How do I submit a shareholder proposal for the Company’s 2017 Annual Meeting of Shareholders?

Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act will be considered for inclusion in the Company’s 2017 proxy statement and proxy card if received in writing by the Chief Governance Officer & Corporate Secretary on or before January 2, 2017. Notice of the proposal must comply with SEC rules, Bye-law 26 of the Company’s Bye-laws, and be a proper subject for shareholder action under Bermuda law.

Pursuant to Bye-law 26 of the Company’s Bye-laws, in order for business to be properly brought before the Company’s 2017 Annual Meeting of Shareholders, notice must be received in writing by the Corporate Secretary no earlier than February 17, 2017 and no later than March 19, 2017. The additional procedures detailed in Bye-law 26 must also be followed. The Company’s Bye-laws can be found on our website: www.signetjewelers.com.

Under Bermuda law, shareholders holding not less than five percent of the total voting rights or 100 or more shareholders together may require the Company to give notice to its shareholders of a proposal to be submitted at an Annual Meeting of Shareholders. Generally, notice of such a proposal must be received not less than six weeks before the date of the meeting and must otherwise comply with the requirements of Bermuda law.

Shareholder proposals should be sent to the Company at Clarendon House, 2 Church Street, Hamilton HM11 Bermuda, addressed for the attention of Mark Jenkins, Chief Governance Officer & Corporate Secretary.

Why has my household only received a single copy of the Internet Notice?

Shareholders who share a single address will receive a single Internet Notice (or a single set of proxy materials if a hard copy has been requested) unless contrary instructions have previously been received by the Company. This practice, known as “householding”, is permitted under Exchange Act rules and allows the Company to significantly reduce its printing and postage costs whilst reducing environmental impact. Copies of our Internet Notice and proxy materials can be found on our website www.signetjewelers.com.

If your household receives a single Internet Notice and/or set of proxy materials, but would prefer to receive a separate copy of our current and/or future documents, please address a request to Signet Jewelers Limited c/o Signet Group Services Limited, 110 Cannon Street, London, EC4N 6EU, United Kingdom or telephone +44 (0) 207 648 5200. If you would like to receive a single copy in future rather than multiple copies, please contact us in the same way. Copies will be dispatched promptly and without charge.

Beneficial owners who would like to change the number of copies received should contact their broker, bank or other nominee to request the change.

Who bears the cost of proxy solicitation?

The Company bears the cost of soliciting proxies which may occur by internet, mail and/or telephone. The Company will also request that banks, brokers, custodian nominees and fiduciaries supply proxy materials to the beneficial owners of the Company’s Common Shares of whom they have knowledge and reimburse them for their expenses in so doing. Certain Directors, officers and employees of the Company may solicit proxies personally, by mail, email, telephone or fax without additional compensation.

60	Notice of Annual General Meeting of Shareholders and 2016 Proxy Statement

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
SIGNET
JEWELERS
June 17, 2016
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Annual General Meeting, Proxy Statement and the Annual Report to Shareholders for the year ended January 30, 2016 are available at http://www.signetjewelers.com/shareholders
Please sign, date and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.
00003333333333330000 6 061716
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1 AND A VOTE “FOR” PROPOSALS 2 & 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
1. Election of ten directors to the Company’s Board of Directors
FOR AGAINST ABSTAIN
a) H. Todd Stitzer
b) Virginia Drosos
c) Dale Hilpert
d) Mark Light
e) Helen McCluskey
f) Marianne Miller Parrs
g) Thomas Plaskett
h) Robert Stack
i) Eugenia Ulasewicz
j) Russell Walls
2. Appointment of KPMG LLP as independent auditor of the Company.
3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Shareholder Date: Signature of Shareholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF
SIGNET
JEWELERS
June 17, 2016
PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.signetjewelers.com/shareholders” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Enter your voting instructions up until June 17, 2016 at 12:01 a.m. Atlantic time, which is approximately 11 hours before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.
COMPANY NUMBER
ACCOUNT NUMBER
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual General Meeting, Proxy
Statement and the Annual Report to Shareholders for the year ended January 30, 2016 are available at http://www.signetjewelers.com/shareholders
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
00003333333333330000 6 061716
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1 AND A VOTE “FOR” PROPOSALS 2 & 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
1. Election of ten directors to the Company’s Board of Directors
FOR AGAINST ABSTAIN
a) H. Todd Stitzer
b) Virginia Drosos
c) Dale Hilpert
d) Mark Light
e) Helen McCluskey
f) Marianne Miller Parrs
g) Thomas Plaskett
h) Robert Stack
i) Eugenia Ulasewicz
j) Russell Walls
2. Appointment of KPMG LLP as independent auditor of the Company.
3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Shareholder Date: Signature of Shareholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
0
SIGNET JEWELERS LIMITED
Proxy for the Annual General Meeting of Shareholders on June 17, 2016
Solicited on Behalf of the Board of Directors
The undersigned hereby appoints H. Todd Stitzer and Mark Jenkins, or either of them, each with full power of substitution and power to act alone, as proxies to vote all the Common Shares which the undersigned would be entitled to vote if personally present and acting on all matters which may properly come before at the Annual General Meeting of Shareholders of Signet Jewelers Limited, to be held at Elbow Beach, 60 South Shore Road, Paget Parish, PG04, Bermuda, on Friday, June 17, 2016 at 11:00 a.m. Atlantic time, and at any adjournments or postponements thereof, as set forth on the reverse side.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1 AND A VOTE “FOR” PROPOSALS 2 & 3. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.
(Continued and to be signed on the reverse side.)
1.1 14475

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of
SIGNET
JEWELERS
To Be Held On:
June 17, 2016 at 11:00 a.m. Atlantic time
at Elbow Beach, 60 South Shore Road, Paget Parish, PG04, Bermuda
COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and should not be regarded as a substitute for reading the proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 7, 2016.
Please visit http://www.signetjewelers.com/shareholders, where the following materials are available to view:
• Notice of Annual General Meeting of Shareholders
• Proxy Statement
• Form of Proxy Card
• Annual Report to Shareholders
TO REQUEST MATERIAL:
TELEPHONE: 888-776-9962 or +1-718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:
ONLINE: To access your online proxy card, please visit www.signetjewelers.com/shareholders and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions up until June 17, 2016 at 12:01 a.m. Atlantic time, which is approximately 11 hours before the start of the meeting.
IN PERSON: You may vote your shares in person by attending the Annual General Meeting.
TELEPHONE: If you are a US Shareholder you may vote by telephone. To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. You may enter your voting instructions up until June 17, 2016 at 12:01 a.m. Atlantic time, which is approximately 11 hours before the start of the meeting.
MAIL: If you wish to vote by mail, you may request a proxy card by following the instructions above.
1. Election of ten directors to the Company’s Board of Directors
a) H. Todd Stitzer
b) Virginia Drosos
c) Dale Hilpert
d) Mark Light
e) Helen McCluskey
f) Marianne Miller Parrs
g) Thomas Plaskett
h) Robert Stack
i) Eugenia Ulasewicz
j) Russell Walls
2. Appointment of KPMG LLP as independent auditor of the Company.
3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1 AND A VOTE “FOR” PROPOSALS 2 & 3.

Form of Proxy for Non-US Shareholders Annual General Meeting 2016

Form of Proxy for Non-US Shareholders for use at the Annual General Meeting to be held on June 17, 2016. Before completing this form, please read the explanatory notes on the reverse side.

I/We, being (a) holder(s) of Common Shares, par value of US$ 0.18 per share in Signet Jewelers Limited, hereby appoint H. Todd Stitzer and Mark Jenkins, or either of them, each with full power of substitution and power to act alone, or the following person (see note 1 on reverse side)

as my/our proxies to vote for me/us on my/our behalf at the Annual General Meeting of the Company to be held at Elbow Beach, 60 South Shore Road, Paget Parish, PG04, Bermuda, at 11:00 a.m. Atlantic time on June 17, 2016 and at any adjournment thereof. I/We direct my/our proxies to vote on the resolutions set out in the notice convening the Annual General Meeting as follows and otherwise as he or they shall think fit.

☐ Please tick here if this proxy appointment is one of multiple appointments being made.

NOTICE OF AVAILABILITY—

Notice of Meeting/Proxy Statement and 2016 Annual Report

Important—please read carefully

You can now access the 2016 Annual Report and Notice of Meeting/Proxy Statement and appoint a proxy to cast your vote electronically by visiting the Company’s website: http://www.signetjewelers.com/shareholders.

You should read the 2016 Annual Report and Notice of Meeting/Proxy Statement before you make a decision in respect of the proposals contained herein. This notification is not a summary of the proposals and should not be regarded as a substitute for reading the 2016 Annual Report and Notice of Meeting/Proxy Statement.

Please note the deadline for receiving proxies is 12:01 a.m. Atlantic time (4:01 a.m. UK time) on June 17, 2016,

which is approximately 11 hours before the start of the meeting.

Event Code:	Investor Code:	Barcode:

		Please mark ‘X’ to indicate how you wish to vote	For	Against	Abstain
1.	Election of ten directors to the Company’s Board of Directors.
	a)	H. Todd Stitzer
	b)	Virginia Drosos
	c)	Dale Hilpert
	d)	Mark Light
	e)	Helen McCluskey
	f)	Marianne Miller Parrs
	g)	Thomas Plaskett
	h)	Robert Stack
	i)	Eugenia Ulasewicz
	j)	Russell Walls
2.	Appointment of KPMG LLP as independent auditor of the Company.
3.	Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

Signature or common seal	Date	2016

Notes for completion of Form of Proxy for Non-US Shareholders

Notes

1.	A shareholder may appoint a proxy or proxies (who need not be a shareholder of the Company). To appoint as a proxy a person other than H. Todd Stitzer and Mark Jenkins delete the words ‘H. Todd Stitzer and Mark Jenkins’ and insert the full name of your proxy in the space provided. Please initial the amendment. You may also appoint more than one proxy provided each proxy is appointed to exercise the rights attached to a different share or shares held by you. The following options are available:

(a)	To appoint H. Todd Stitzer and Mark Jenkins or either of them, each with full power of substitution and power to act alone, as your proxies in respect of all your shares, simply fill in any voting instructions by placing an X in the appropriate box opposite each resolution and sign and date this Form of Proxy for Non-US Shareholders.
(b)	To appoint a person other than H. Todd Stitzer and Mark Jenkins or either of them, each with full power of substitution and power to act alone, proxies in respect of all your shares, delete the words ‘H. Todd Stitzer and Mark Jenkins’ and insert the name and address of your proxy in the spaces provided. Then fill in any voting instructions by placing an X in the appropriate box and sign and date this Form of Proxy for Non-US Shareholders.
(c)	To appoint a proxy in relation to less than your full voting entitlement, please enter in the box next to the proxy holder’s name the number of shares in relation to which they are authorized to act as your proxy. If left blank your proxy will be deemed to be authorized in respect of your full voting entitlement.
(d)	To appoint more than one proxy, please sign and date this Form of Proxy for Non-US Shareholders and attach a schedule listing the names and addresses (in block letters) of all of your proxies, the number of shares in respect of which each proxy is appointed (which, in aggregate, should not exceed the number of shares held by you) and indicating how you wish each proxy to vote or abstain from voting. If you wish to appoint the Chairman as one of your multiple proxies, simply write ‘the Chairman of the Meeting’. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given.
2.	Where H. Todd Stitzer and Mark Jenkins or either of them, each with full power of substitution and power to act alone, are appointed as your proxies, and unless otherwise indicated, the proxy will vote in accordance with the recommendations of the Board “for” each of the resolutions.
3.	This Form of Proxy for Non-US Shareholders must be completed and deposited by post or by hand so as to arrive, not later than 11 hours before the time set for the meeting, to Capita Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF, during usual business hours accompanied by any power of attorney (or other authority certified notarially or in some other way approved by the Directors) under which it is executed (if applicable).
4.	Please execute and date the Form of Proxy for Non-US Shareholders. A company must execute the Form of Proxy for Non-US Shareholders under either its common seal or the hand of a duly authorized Officer or attorney. In the case of an individual this Form of Proxy for Non-US Shareholders must be signed by the appointer or his agent duly authorized in writing.
5.	This Form of Proxy for Non-US Shareholders is for use by Non-US Shareholders in respect of the Shareholder account specified above only and should not be amended or submitted in respect of a different account.
6.	In the case of joint holders, the signature of only one of the joint holders is required but if more than one votes, the vote of the senior (according to the order in which the names stand in the register in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the votes of the other joint holder(s).
7.	The vote ‘Abstain’ option is to enable you to abstain on any particular resolution. Such a vote is not a vote in law and will not be counted in the votes ‘For’ and ‘Against’ a resolution.
8.	To submit your voting instruction electronically, you will need to go to the website on the reverse side and click on “UK Shareholder” which will lead you to Capita Asset Services’ share portal. From here you can log-on to your share portal account or register for the share portal if you have not already done so. To register for the share portal you will need your investor code set-out on this Form of Proxy for Non-US Shareholders. Once registered you will immediately be able to submit a proxy vote. Please note that the Company takes all reasonable precautions to ensure that no viruses are present in any electronic communication it sends out but the Company cannot accept responsibility for loss or damage arising from the opening or use of any email as attachment from the Company and recommends that Shareholders subject all messages to virus checking procedures prior to use. Any electronic communication received by the Company including lodgement of a form of proxy, that is found to contain any virus will not be accepted.
9.	The proxy must attend the meeting in person to represent you. The completion and return of this Form of Proxy for Non-US Shareholders will not preclude you from attending and voting in person at the Meeting should you subsequently decide to do so.
10.	Any alteration made in this Form of Proxy for Non-US Shareholders should be initialled by the person(s) signing it.
11.	You may revoke your direction at any time before it is voted by sending written notice of revocation or by submission of a properly executed form of proxy bearing a later date to the Registrars or by attending the Annual General Meeting and giving notice of revocation in person.